MERRILL LYNCH EMERGING MARKETS DEBT FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On January 13, 2003

To The Stockholders Of
    Merrill Lynch Emerging Markets Debt Fund, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Meeting”) of Merrill Lynch Emerging Markets Debt Fund, Inc. (“Emerging Markets”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on January 13, 2003 at 10:00 a.m., Eastern Time, for the following purposes:

(1)  To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of the assets, and the assumption of the liabilities, of Emerging Markets by Merrill Lynch World Income Fund, Inc. (“World Income”) and the simultaneous distribution to Emerging Markets of newly issued shares of common stock of World Income having an aggregate net asset value equal to the value of the net assets of Emerging Markets acquired by World Income. The Agreement and Plan also provides for the distribution, on a proportionate basis, of the shares of common stock of World Income received by Emerging Markets to the stockholders of Emerging Markets in liquidation of such Fund. A vote in favor of this proposal by the stockholders of Emerging Markets will constitute a vote in favor of: (a) the liquidation of Emerging Markets and (b) the termination of the registration of Emerging Markets under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and

(2)  To transact such other business as properly may come before the Meeting or any adjournment thereof.

The Board of Directors of Emerging Markets has fixed the close of business on October 28, 2002 as the record date for the determination of stockholders of Emerging Markets entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

A complete list of the stockholders of Emerging Markets entitled to vote at the Meeting will be available and open to the examination of any stockholder of Emerging Markets for any purpose germane to the Meeting during ordinary business hours from and after December 30, 2002 at the offices of Emerging Markets, 800 Scudders Mill Road, Plainsboro, New Jersey.

You are cordially invited to attend the Meeting. Stockholders of Emerging Markets who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of Emerging Markets .

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-866-204-4722.

By Order of the Board of Directors,

BRADLEY J. LUCIDO
Secretary
Merrill Lynch Emerging Markets Debt Fund, Inc.

Plainsboro, New Jersey
Dated:  November 11, 2002

PROXY STATEMENT OF
MERRILL LYNCH EMERGING MARKETS DEBT FUND, INC.
FOR USE AT A SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 13, 2003

PROSPECTUS OF
MERRILL LYNCH WORLD INCOME FUND, INC.
P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
(609) 282-2800

This Proxy Statement and Prospectus (this “Proxy Statement and Prospectus”) is furnished to you because you are a stockholder of Merrill Lynch Emerging Markets Debt Fund, Inc., an open-end, management investment company (“Emerging Markets”), and you are being asked to consider:

(1)  the acquisition of your fund by Merrill Lynch World Income Fund, Inc. (“World Income”); and
(2)  such other business as may properly come before the meeting or any adjournment thereof.

Proposal (1) will involve a two-step transaction:

FIRST, World Income will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Emerging Markets in return for an equal aggregate value of newly-issued shares of common stock of World Income.

SECOND, Emerging Markets will distribute the shares of common stock of World Income received in the reorganization (the “Reorganization”) to its stockholders.

As part of the Reorganization, Emerging Markets will be dissolved and deregistered.

A Special Meeting of Stockholders of Emerging Markets will be held on January 13, 2003 for the purpose of obtaining stockholder approval of the Reorganization (the “Meeting”).

This Proxy Statement and Prospectus sets forth the information about World Income that stockholders of Emerging Markets should know before considering the Reorganization and should be retained for future reference. Emerging Markets authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

The Board of Directors of Emerging Markets has fixed the close of business on October 28, 2002 as the record date (the “Record Date”) for the determination of stockholders of Emerging Markets entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. Each stockholder of Emerging Markets on the Record Date will be entitled to one vote for each share of Emerging Markets held, with no share having cumulative voting rights. As of the Record Date, Emerging Markets had 5,045,103 shares outstanding.

(continued on next page)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Proxy Statement and Prospectus is November 11, 2002

With this Proxy Statement and Prospectus you also will receive the following documents:

•	Prospectus of World Income, dated April 25, 2002 (the “World Income Prospectus”);

•	Annual Report to Stockholders of World Income for the fiscal year ended December 31, 2001 (the “World Income Annual Report”); and

•	Semi-Annual Report to Stockholders of World Income for the six months ended June 30, 2002 (the “World Income Semi-Annual Report”).

The World Income Prospectus, the World Income Annual Report and the World Income Semi-Annual Report are incorporated by reference into this Proxy Statement and Prospectus, which means that they are legally considered to be part of this Proxy Statement and Prospectus.

Certain other documents containing information about Emerging Markets and World Income have been filed with the Securities and Exchange Commission (the “Commission”) and may be obtained, without charge, by writing to Emerging Markets or World Income at the address below, or by calling 1-800-995-6526. These documents are:

•	Statement of Additional Information of World Income, dated April 25, 2002 (the “World Income Statement”);

•	Prospectus of Emerging Markets, dated April 12, 2002 (the “Emerging Markets Prospectus”);

•	Statement of Additional Information of Emerging Markets, dated April 12, 2002 (the “Emerging Markets Statement”);

•	Annual Report to Stockholders of Emerging Markets for the fiscal year ended December 31, 2001 (the “Emerging Markets Annual Report”);

•	Semi-Annual Report to Stockholders of Emerging Markets for the six months ended June 30, 2002 (the “Emerging Markets Semi-Annual Report”); and

•	Statement of Additional Information relating to this Proxy Statement and Prospectus, dated November 11, 2002 (the “Statement of Additional Information”).

The Emerging Markets Prospectus and the Statement of Additional Information also are incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, other material incorporated herein by reference, and other information regarding each Fund.

World Income and Emerging Markets sometimes are referred to in this Proxy Statement and Prospectus collectively as the “Funds” and individually as a “Fund,” as the context requires. The Fund resulting from the Reorganization is sometimes referred to in this Proxy Statement and Prospectus as the “Combined Fund.”

The address of the principal executive offices of World Income and Emerging Markets is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

i

INTRODUCTION

This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Emerging Markets for use at the Meeting to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey on January 13, 2003, at 10:00 a.m., Eastern Time. The mailing address for Emerging Markets is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is November 22, 2002.

Any person giving a proxy may revoke it at any time prior to its exercise (unless the proxy states that it is irrevocable and it is coupled with an interest) by executing a superseding proxy, by giving written notice of the revocation of such proxy to the Secretary of Emerging Markets at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR” the proposal to approve the Agreement and Plan of Reorganization, by and between Emerging Markets and World Income (the “Agreement and Plan”), a copy of which is attached hereto as Exhibit I.

Assuming a quorum is present at the Meeting, consummation of the Reorganization requires, among other things, the affirmative vote of Emerging Markets stockholders, voting together as a single class, representing a majority of the outstanding shares entitled to be voted thereon. See “Information Concerning the Meeting.”

The Board of Directors of Emerging Markets knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

This Proxy Statement and Prospectus serves as a prospectus of World Income under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the issuance of shares of World Income to Emerging Markets pursuant to the terms of the Agreement and Plan.

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, a copy of which is attached hereto as Exhibit I.

The Reorganization

The Board of Directors of each of World Income and Emerging Markets (each referred to herein as a “Board” and together as the “Boards”) unanimously approved the Reorganization at meetings held on September 4, 2002 and September 30, 2002, respectively.

If stockholders of Emerging Markets approve the Reorganization, Emerging Markets will combine with World Income. As part of the Reorganization, the Board of Emerging Markets will take action to dissolve Emerging Markets in accordance with its Articles of Incorporation, as amended and supplemented (the “Charter”) and to deregister Emerging Markets under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and its Securities under the Securities Act.

What will Stockholders of Emerging Markets Receive in the Reorganization?

If the Agreement and Plan is approved and the Reorganization is consummated:

•	You will become a stockholder of World Income; and

•	You will receive shares of World Income of the same class and that have the same aggregate net asset value as the shares of Emerging Markets you held immediately prior to the Reorganization.

The Reorganization has been structured with the intention that it qualify as a tax-free reorganization for Federal income tax purposes. See “The Reorganization—Tax Consequences of the Reorganization.” You should consult your tax advisor regarding the tax effect of the Reorganization in light of your individual circumstances.

What are the Reasons for the Reorganization?

The Board of Emerging Markets and World Income, including all of the Directors who are not “interested persons” of the applicable Fund as defined in the Investment Company Act, has determined that the Reorganization is in the best interests of the applicable Fund and its stockholders, and that the interests of such stockholders will not be diluted (with respect to net asset value) as a result of the Reorganization. However, as a result of the Reorganization, stockholders of Emerging Markets and World Income will hold a lower ownership percentage in the Combined Fund than such stockholders held in Emerging Markets or World Income immediately prior to the Reorganization.

In reaching its conclusions, the Board of Emerging Markets considered a number of factors, including the following:

•	After the Reorganization, it is expected that Emerging Markets stockholders will remain invested in a non-diversified open-end fund with a substantially larger combined asset base;

•	After the Reorganization, the stockholders of Emerging Markets may benefit from the expected reduced operating expense ratio of the Combined Fund;

•	The Reorganization has been structured to qualify as a tax-free reorganization for Federal income tax purposes;

•	After the Reorganization, it is expected that Emerging Markets stockholders will benefit from greater flexibility in portfolio management as stockholders of the Combined Fund; and

•	After the Reorganization, Emerging Markets stockholders can still redeem their shares of the Combined Fund or exchange them into certain other Merrill Lynch mutual funds.

See “Fee Tables” below and “The Reorganization—Potential Benefits to Stockholders as a Result of the Reorganization.”

If all of the required approvals are obtained with respect to the Reorganization, it is anticipated that the Reorganization will occur as soon as practicable after such approvals, provided that Emerging Markets and World Income obtain prior to that time an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. See “The Reorganization—Tax Consequences of the Reorganization.” Under the Agreement and Plan, the Reorganization may be abandoned at any time (whether before or after approval by the stockholders of Emerging Markets), prior to the Closing Date (as defined below), or the Closing Date may be postponed, (i) by mutual consent of the Boards of each Fund; (ii) by the Board of Emerging Markets if any condition to Emerging Markets’ obligations has not been fulfilled or waived by such Board; or (iii) by the Board of World Income if any condition to World Income’s obligations has not been fulfilled or waived by such Board. The Boards of the Funds may agree to amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the stockholders of Emerging Markets.

Fee Tables

The fee tables set forth below provide information about the annualized fees and expenses attributable to each class of shares of Emerging Markets and World Income and, assuming the Reorganization had taken place on June 30, 2002, the estimated pro forma annualized fees and expenses attributable to each class of shares of the Combined Fund. Future fees and expenses may be greater or less than those indicated below.

Fee Table for Class A and Class B Stockholders of World Income, Emerging Markets and
the Pro Forma Combined Fund as of June 30, 2002 (Unaudited)

	Class A Shares						Class B Shares(b)
	Actual				Pro Forma		Actual				Pro Forma
	Emerging Markets		World Income		Combined Fund*		Emerging Markets		World Income		Combined Fund*
Stockholder Fees (fees paid directly from stockholder’s investment)(a):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00	%(c)	4.00	%(c)	4.00	%(c)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	None	(d)	None	(d)	4.00% during the first year, decreasing to 0.00% after the fourth year(c)		4.00% during the first year, decreasing to 0.00% after the fourth year(c)		4.00% during the first year, decreasing to 0.00% after the fourth year(c)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None		None
Redemption Fee	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from fund assets):
Investment Advisory Fee	0.60	%(e)	0.60	%(f)	0.60	%(g)	0.60	%(e)	0.60	%(f)	0.60	%(g)
Distribution and/or Service (12b-1) Fees(h)	None		None		None		0.75%		0.75%		0.75%
Other Expenses (including transfer agency fees)(i)	1.03%		0.57%		0.51%		1.06%		0.60%		0.54%
Total Annual Fund Operating Expenses	1.63%		1.17%		1.11%		2.41%		1.95%		1.89%

Footnotes appear on the next page.

Fee Table for Class C and Class D Stockholders of World Income, Emerging Markets and
the Pro Forma Combined Fund as of June 30, 2002 (Unaudited)

	Class C Shares						Class D Shares
	Actual				Pro Forma		Actual				Pro Forma
	Emerging Markets		World Income		Combined Fund*		Emerging Markets		World Income		Combined Fund*
Stockholder Fees (fees paid directly from stockholder’s investment)(a):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None		4.00	%(c)	4.00	%(c)	4.00	%(c)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00% for one year(c)		1.00% for one year(c)		1.00% for one year(c)		None(d)		None(d)		None(d)
Maximum Sales Charge (Load) Imposed on Dividend
Reinvestments	None		None		None		None		None		None
Redemption Fee	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from fund assets):
Investment Advisory Fee	0.60	%(e)	0.60	%(f)	0.60	%(g)	0.60	%(e)	0.60	%(f)	0.60	%(g)
Distribution and/or Service (12b-1) Fees(h)	0.80%		0.80%		0.80%		0.25%		0.25%		0.25%
Other Expenses (including transfer agency fees)(i)	1.05%		0.59%		0.53%		1.03%		0.57%		0.51%

Total Annual Fund Operating Expenses	2.45%		1.99%		1.93%		1.88%		1.42%		1.36%

*	The expenses for the Combined Fund represent the estimated annualized expenses assuming World Income had acquired the assets and assumed the liabilities of Emerging Markets as of June 30, 2002.
(a)
In addition, certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares. For example, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) may charge clients a processing fee (currently $5.35) when a client buys or sells shares.

(b)	Class B shares automatically convert to Class D shares approximately ten years after initial purchase and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	Stockholders may pay a deferred sales charge upon purchases of $1 million or more that are redeemed within one year.
(e)
Emerging Markets pays MLIM a monthly investment advisory fee at the annual rate of 0.60% of the average daily net assets of Emerging Markets plus the principal amount of borrowings incurred by Emerging Markets for leveraging purposes. As of June 30, 2002, Emerging Markets had no borrowings outstanding.

(f)	World Income pays Fund Asset Management, L.P. (“FAM”) a monthly investment advisory fee at the annual rate of 0.60% of the average daily net assets of World Income.
(g)	After the Reorganization, the investment advisory fee paid by the Combined Fund will be at World Income’s contractual rate.
(h)
The Funds call the “Service Fee” an “Account Maintenance Fee.” For stockholders who hold Class B or Class C shares over time, it may cost such stockholders more in distribution (12b-1) fees than the maximum sales charge that stockholders would have paid if such stockholders held one of the other classes of shares.

(i)
Financial Data Services, Inc., an affiliate of FAM and MLIM, provides transfer agency services to each Fund. Each Fund pays a fee for these services. Each Fund’s Investment Adviser or its affiliates also provide certain accounting services to the Funds and the Funds reimburse the Investment Adviser or its affiliates for such services.

EXAMPLES:

These examples assume that the stockholder invests $10,000 in the relevant Fund for the time periods indicated, that the stockholder’s investment has a 5% return each year, that the stockholder pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate that the stockholder will receive a 5% annual rate of return. Although a stockholder’s actual costs may be higher or lower, based on these assumptions the costs would be:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Emerging Markets	$559	$894	$1,251	$2,255
World Income	$514	$757	$1,018	$1,764
Combined Fund†	$509	$739	$987	$1,698
Class B
Emerging Markets	$644	$951	$1,285	$2,746
World Income	$598	$812	$1,052	$2,275
Combined Fund†	$592	$794	$1,021	$2,212
Class C
Emerging Markets	$348	$764	$1,306	$2,786
World Income	$302	$624	$1,073	$2,317
Combined Fund†	$296	$606	$1,042	$2,254
Class D
Emerging Markets	$583	$967	$1,375	$2,513
World Income	$539	$831	$1,145	$2,034
Combined Fund†	$533	$814	$1,115	$1,970

†	Assumes the Reorganization had taken place on June 30, 2002.

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Emerging Markets	$559	$894	$1,251	$2,255
World Income	$514	$757	$1,018	$1,764
Combined Fund†	$509	$739	$987	$1,698
Class B
Emerging Markets	$244	$751	$1,285	$2,746
World Income	$198	$612	$1,052	$2,275
Combined Fund†	$192	$594	$1,021	$2,212
Class C
Emerging Markets	$248	$764	$1,306	$2,786
World Income	$202	$624	$1,073	$2,317
Combined Fund†	$196	$606	$1,042	$2,254
Class D
Emerging Markets	$583	$967	$1,375	$2,513
World Income	$539	$831	$1,145	$2,034
Combined Fund†	$533	$814	$1,115	$1,970

†	Assumes the Reorganization had taken place on June 30, 2002.

The foregoing Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that an Emerging Markets or World Income stockholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by the Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “The Reorganization—Potential Benefits to Stockholders as a Result of the Reorganization” and “Comparison of the Funds—Management,” “—Purchase of Shares” and “—Redemption of Shares.”

World Income
World Income was incorporated under Maryland law on July 1, 1988 as a closed-end investment company. The Fund was converted to a non-diversified, open-end management investment company on November 15, 1991 and commenced operations as such on November 18, 1991.

As of June 30, 2002, World Income had aggregate net assets of approximately $112.5 million.

Emerging Markets
Emerging Markets was organized under Maryland law on June 10, 1993 under the name Merrill Lynch North American Government Income Fund, Inc. On July 12, 1993, the Fund changed its name to Merrill Lynch Americas Income Fund, Inc. and on September 18, 2000 the Fund changed its name to Merrill Lynch Emerging Markets Debt Fund, Inc. Emerging Markets is a non-diversified, open-end management investment company.

As of June 30, 2002, Emerging Markets had aggregate net assets of approximately $32.8 million.

Comparison of the Funds
Investment Objectives.    The Funds have similar, though not identical, investment objectives. The investment objective of Emerging Markets is to seek high current income with a secondary objective of capital appreciation. The investment objective of World Income is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units.

Investment Policies.    Emerging Markets seeks to achieve its investment objectives by investing, under normal conditions, at least 80% of its assets in a non-diversified portfolio of debt securities of issuers located in emerging market countries. Debt securities are securities representing the issuer’s obligation to repay principal and to pay interest at a specified rate. Emerging Markets considers an emerging market country to be any country that is included in the Morgan Stanley Capital International Emerging Markets Free Index. The securities in which Emerging Markets may invest include government obligations, and debt securities issued by supranational entities (such as the World Bank or the Inter-Americas Development

Bank), corporations, and financial institutions. Emerging Markets can invest in all types of debt securities, including fixed or floating rate corporate bonds, corporate notes, debentures, commercial paper, corporate loans, Brady Bonds, mortgage-backed securities, asset-backed securities, and other debt securities issued or guaranteed by governments, agencies, or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements. The debt securities in which Emerging Markets invests may also include credit linked notes, structured notes or other investments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities. Emerging Markets may invest in convertible securities, which have characteristics of both debt and equity instruments.

World Income tries to achieve its investment objective by mainly investing in bonds and other securities, including preferred stocks, that periodically pay interest (“fixed income securities”). There is no restriction on the types of debt securities that World Income can buy. World Income may invest in United States, foreign government, and corporate fixed income securities, including junk bonds and unrated securities. Government securities include securities issued or guaranteed by a government or a government agency or instrumentality. World Income also may invest in securities issued by certain international organizations. World Income normally will invest at least 90% of its assets in fixed income securities. Like Emerging Markets, the debt securities in which World Income invests may include credit linked notes, structured notes or other investments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities. World Income may also invest in convertible securities. Although World Income generally expects that it will sell convertible securities rather than convert them into common stock, it may invest up to 10% of its assets in common stock obtained through conversion. World Income does not intend to invest in common stocks or other equity securities, other than preferred stocks and convertible securities, but it may acquire and hold such securities (or rights to acquire such securities) in unit offerings with fixed income securities, in connection with the bankruptcy or workout of a distressed fixed income security, or upon the exercise of a right or warrant obtained on account of a fixed income security.

Neither Fund has an established rating criteria for the debt securities in which it may invest. Each Fund may invest without limitation in debt securities that are rated below investment grade or in unrated securities that Fund management believes are of comparable quality. These securities are commonly known as high yield or “junk” bonds. See Exhibit IV “Description of Corporate Bond Ratings”.

Up to 40% of Emerging Markets’ total assets may be invested in issuers domiciled in any one country. Under normal conditions, Emerging Markets expects to maintain at least 65% of its total assets in securities denominated in the U.S. dollar. Issuers of securities may not always be located in the country whose currency the securities are denominated. Emerging Markets will not usually attempt to cushion the effect of foreign currency fluctuations. World Income will invest a large part of its assets in non-U.S. securities. Many of the markets in which World Income may invest are considered to be emerging markets. World Income considers emerging markets to include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. World Income will normally invest in securities denominated in at least three different currencies. Presently, World Income expects to invest primarily in securities denominated in the currencies of the United States, Canada, Western European nations (including the euro), New Zealand and Australia. No set portion of World Income’s investments, however, is required to be denominated in any particular currency. Substantially all of World Income’s investments may be denominated in a single currency, including U.S. dollars.

Neither Fund’s investments are subject to any maturity restrictions. As of June 30, 2002, the average maturity of the portfolio securities of Emerging Markets was 13.6 years. The average maturity of World Income’s portfolio securities will vary based on FAM’s view of economic and market conditions but World Income does not expect the average maturity of its portfolio to exceed fifteen (15) years. As of June 30, 2002, the average maturity of World Income’s portfolio securities was 9.49 years.

Emerging Markets may borrow for emergency purposes, for the payment of dividends, for share repurchases, for the clearance of portfolio transactions, or to utilize leverage. Although Emerging Markets is authorized to borrow money from banks in order to utilize leverage, it does not expect to do so because few of its assets, if any, will consist of margin securities. World Income, in contrast, may borrow only for temporary or emergency purposes, including to meet redemptions. See “Comparison of the Funds—Other Investment Policies.” World Income also may engage in credit default swaps.

Each Fund has a fundamental investment restriction prohibiting concentration in any one industry. That is, neither Fund may invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government, its agencies and instrumentalities).

Each Fund is permitted to make short sales but World Income currently does not intend to do so. Emerging Markets may make such short sales, both as a form of hedging to offset potential declines in long positions in similar securities and to maintain portfolio flexibility. Emerging Markets will not engage in short sales if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets, or its aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. Each Fund is also permitted to make short sales “against the box.”

Short sales made “against the box” by Emerging Markets are not subject to the above-referenced limitation.

Each Fund may use derivatives to hedge its portfolio against interest rate and currency risks or to enhance its return. Each Fund also may lend its securities, with a value not exceeding 33 1/3% of its assets, to certain financial institutions. Each Fund may invest up to 15% of its net assets in illiquid securities and may invest in restricted securities.

Portfolio Management.    MLIM serves as the investment adviser to Emerging Markets, and FAM serves as the investment adviser to World Income. Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) acts as sub-adviser to both Emerging Markets and World Income.

Messrs. B. Daniel Evans and Romualdo Roldan serve as co-portfolio managers for World Income. Mr. Roldan also serves as portfolio manager for Emerging Markets. Mr. Evans has served as co-portfolio manager for World Income since December, 2001. Mr. Roldan has served as portfolio manager of Emerging Markets since December 1, 1998 and was appointed co-portfolio manager of World Income in September, 2000. It is expected that Messrs. Evans and Roldan will serve as co-portfolio managers for the Combined Fund after the Reorganization.

Investment Advisory Fees.    Pursuant to an investment advisory agreement between MLIM and Emerging Markets, Emerging Markets pays MLIM a monthly fee at the annual rate of 0.60% of the average daily net assets of Emerging Markets, plus the principal amount of borrowings incurred for leveraging purposes for that period. Pursuant to an investment advisory agreement between FAM and World Income, World Income pays FAM a monthly fee at the annual rate of 0.60% of the average daily net assets of World Income.

Class Structure.    Each Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The Class A, Class B, Class C and Class D shares issued by World Income are identical in all respects to the Class A, Class B, Class C and Class D shares, respectively, issued by Emerging Markets, with the exception that they represent ownership interests in a different investment portfolio.

Overall Operating Expense Ratio.    The table below shows the operating expense ratio for each class of shares of World Income and Emerging Markets as of June 30, 2002 and, assuming the Reorganization had taken place on June 30, 2002, the estimated pro forma annualized operating expense ratio for each class of shares of the Combined Fund (in each case, including class specific distribution fees and account maintenance fees with respect to World Income, Emerging Markets and the Combined Fund).

	Overall Operating Expense Ratio
	Actual		Pro Forma
Class of Shares	Emerging Markets	World Income	Combined Fund
Class A	1.63%	1.17%	1.11%
Class B	2.41%	1.95%	1.89%
Class C	2.45%	1.99%	1.93%
Class D	1.88%	1.42%	1.36%

See “Fee Tables” above.

Purchase of Shares.    Shares of World Income are offered continuously for sale to the public in the same manner as shares of Emerging Markets. See “Comparison of the Funds—Purchase of Shares.”

Redemption of Shares.    The redemption procedures for shares of World Income are the same as the redemption procedures for shares of Emerging Markets. For purposes of computing any CDSC that may be payable upon disposition of shares of World Income distributed to stockholders of Emerging Markets in the Reorganization, the holding period of Emerging Markets shares outstanding on the date the Reorganization takes place will be “tacked” onto the holding period of the shares of World Income distributed in the Reorganization. See “Comparison of the Funds—Redemption of Shares.”

Dividends.    Emerging Markets’ policies with respect to dividends are substantially the same as those of World Income. See “Comparison of the Funds—Dividends.”

Net Asset Value.    Both Emerging Markets and World Income determine net asset value of each class of shares once daily as of the close of business on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern Time. Both Funds compute net asset value per share in the same manner. See “Comparison of the Funds—Additional Information—Net Asset Value.”

Voting Rights.    The corresponding voting rights of the holders of shares of each Fund are substantially the same. See “Comparison of the Funds—Additional Information—Capital Stock.”

Other Significant Considerations.    Stockholder services available to Emerging Markets stockholders, such as providing the annual and semi-annual reports, are the same as those available to World Income stockholders. See “Comparison of the Funds—Additional Information—Stockholder Services.” An automatic dividend reinvestment plan is available to stockholders of each Fund. These plans are identical. See “Comparison of the Funds—Automatic Dividend Reinvestment Plan.”

Tax Considerations
World Income and Emerging Markets will receive an opinion of counsel to the effect that, among other things, neither World Income nor Emerging Markets will recognize gain or loss in the Reorganization, and Emerging Markets stockholders will not recognize gain or loss upon the receipt of shares of World Income in the Reorganization. Consummation of the Reorganization is subject to the receipt of such an opinion. The Reorganization will not affect the status of World Income as a regulated investment company. See “The Reorganization—Tax Consequences of the Reorganization.”

Stockholders of Emerging Markets should consult their tax advisors concerning their individual circumstances.

RISK FACTORS AND SPECIAL CONSIDERATIONS

World Income and Emerging Markets currently emphasize investments in fixed income securities and debt securities, respectively. Fixed income securities are bonds and other securities, including preferred stocks, that periodically pay interest. Debt securities are securities representing the issuer’s obligation to repay principal and to pay interest at a specified rate. As a result, the principal investment risks associated with an investment in World Income are substantially similar to the principal investment risks associated with an investment in Emerging Markets. Such principal risks include market and selection risk, credit and interest rate risk, non-diversification risk, foreign market risk, foreign economy risk, emerging markets risk, currency risk, call and redemption risk, and the risks associated with investing in junk bonds.

The principal difference in risk between an investment in World Income and an investment in Emerging Markets is their exposure to equity investments. World Income may invest in preferred stocks and convertible securities. Although World Income generally expects that it will sell convertible securities rather than convert them into common stock, it may invest up to 10% of its assets in common stock obtained through conversion. World Income does not intend to invest in common stocks or other equity securities, other than preferred stocks and convertible securities, but it may acquire and hold such securities (or rights to acquire such securities) in unit offerings with fixed income securities, in connection with the bankruptcy or workout of a distressed fixed income security, or upon the exercise of a right or warrant obtained on account of a fixed income security. Emerging Markets may also invest in convertible securities.

Emerging Markets is also subject to risks associated with short sales (World Income currently does not intend to engage in short sales) and reverse repurchase agreements. World Income is also subject to risks associated with credit default swaps.

The risk factors associated with an investment in World Income are set forth below and in the World Income Prospectus that accompanies this Proxy Statement and Prospectus under the caption “Details about the Fund—Investment Risks.” The investment risks associated with an investment in World Income also will apply to an investment in the Combined Fund after the Reorganization. It is expected that the Reorganization itself will not adversely affect the rights of stockholders of either Fund or create additional risks.

Each Fund is subject to the following principal risks:

Market and Selection Risk.     Each Fund is subject to market risk and selection risk. Market risk is the risk that a stock or bond market in one or more countries in which a Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Credit Risk.     Credit risk is the risk that the issuer of a bond or other fixed-income security will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk.     Interest rate risk is the risk that prices of bonds generally decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Non-Diversification Risk.     World Income and Emerging Markets are non-diversified funds. If a Fund invests in securities of a smaller number of issuers, the Fund’s risk is increased because developments affecting an individual issuer have a greater impact on the Fund’s performance.

Foreign Market Risk.     Since each Fund may invest in foreign securities, both Funds offer the potential for more diversification than an investment only in the United States, because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. Such investments, however, involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, each Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of securities traded each day, it may make it difficult for the Funds to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk.     Each Fund is subject to foreign economy risk. The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

Investments in foreign markets also may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Emerging Markets Risk.     Many of the markets in which each Fund may invest generally are considered to be emerging markets. Emerging Markets considers an “emerging market country” to be any country that is included in the Morgan Stanley Capital International Emerging Markets Free Index. World Income considers emerging markets to include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affects returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Currency Risk.     Securities in which each Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Junk Bonds.     Each Fund may invest without limitation in junk bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities. See Exhibit IV “Description of Corporate Bond Ratings.”

Call and Redemption Risk.     A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond a Fund holds, the Fund may have to invest the proceeds in bonds with lower yields and is likely to lose income.

Except where noted, each Fund may be subject, to a lesser extent, to the following risks:

Certain Risks of Holding Fund Assets Outside the United States.     Each Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk.    Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Governmental Supervision and Regulation/Accounting Standards.    Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

Borrowing and Leverage.    Each Fund may borrow for temporary or emergency purposes, including to meet redemptions, but Emerging Markets also may borrow to utilize leverage. Borrowings may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce a Fund’s return. Certain securities that a Fund buys may create leverage including, for example, when issued securities, futures, forward commitments and options. See “Comparison of the Funds—Other Investment Policies.”

Securities Lending.    Each Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a Fund.

Risks associated with certain types of securities in which each Fund may invest include:

Sovereign Debt.    Each Fund may invest in sovereign debt securities. These securities are issued by foreign government entities. These obligations have various kinds of government support and may or may not be supported by the full faith and credit of a foreign government. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the government entity’s debt position to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Mortgage-Backed Securities.    Each Fund may invest in mortgage-backed securities. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield a Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to stockholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than do short-term securities, maturity extension risk could increase the inherent volatility of a Fund.

Asset-Backed Securities.    Each Fund may invest in asset-backed securities. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying assets (such as credit card receivables) are passed through to the Fund. The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield a Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to stockholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than short-term securities, maturity extension risk could increase the inherent volatility of a Fund.

Indexed and Inverse Floating Rate Securities.    Each Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Both indexed securities and inverse floaters are derivative securities and can be considered speculative.

Convertibles.    Each Fund may invest in convertible securities. Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Derivatives.    Each Fund may use derivative instruments including futures, forwards and options, swaps, indexed securities and inverse securities. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

•	Credit risk—the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Currency risk—the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•
Leverage risk—the risk, associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments), that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Each Fund may use derivatives for hedging purposes, including anticipatory hedges, and to seek to increase its return. Hedging is a strategy in which a Fund uses a derivative to offset the risk associated with other Fund holdings. While hedging can reduce losses, it also can reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced. No assurance can be given that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. Neither Fund is required to use hedging and may choose not to do so. For additional risk factors associated with derivatives, see “Comparison of the Funds—Other Investment Policies and Practices—Additional Risk Factors Related to Derivatives.”

Swap Agreements.     Each Fund may enter into swap agreements. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Illiquid Securities.     Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities.     Each Fund may invest in restricted securities. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. A Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.

Brady Bonds.     Each Fund may invest in Brady Bonds. Brady Bonds are debt obligations which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced in 1989 by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented to date in Mexico, Venezuela, Argentina, Uruguay, Costa Rica, Nigeria, the Philippines, Brazil, Peru, Ecuador, Panama, Poland and Bulgaria. To date, Brady Bonds aggregating approximately $80 billion are outstanding, based on current estimates, with the largest proportion of Brady Bonds having been issued by Mexico, Argentina and Venezuela. The Fund anticipates that it will invest in bank loans (through participations or assignments) that may be restructured as Brady Bond obligations.

Brady Bonds may be collateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options which increase interest payments if oil revenues rise. Brady

Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Brady Bonds issued to date by Costa Rica, Nigeria, the Philippines, Brazil, Peru, Ecuador, Panama, Poland, Bulgaria, Venezuela and Argentina have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Repurchase Agreements; Purchase and Sale Contracts.     Each Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates Emerging Markets from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, Emerging Markets may lose money.

Rule 144A Securities.     Each Fund may invest in Rule 144A securities. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

An investment in World Income is subject to the additional risks described below, which are not applicable to an investment in Emerging Markets.

Warrants.     A warrant gives World Income the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. World Income has no obligation to exercise the warrant and buy the stock. A warrant has value only if World Income can exercise or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and World Income loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Credit Default Swap Agreements.     World Income may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no credit event with respect to an underlying reference obligation has occurred. Generally a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. If a credit event occurs, the seller typically must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation.

Credit default swaps involve greater risks than if World Income had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. World Income will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. World Income may be either the buyer or seller in the transaction. If World Income is a buyer and no credit event occurs, World Income may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, World Income receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the seller must pay the buyer the full notional value of the reference obligation.

An investment in Emerging Markets is subject to the additional risks described below, which are not applicable to an investment in World Income and will not be applicable to an investment in the Combined Fund.

Short Sales.     Each Fund may make short sales of securities but World Income currently does not intend to do so. A short sale is a transaction in which Emerging Markets sells a security it does not own in anticipation of a decline in the market price of that security. Emerging Markets expects to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. When Emerging Markets makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. Emerging Markets may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. Emerging Markets’ obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, Emerging Markets will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by Emerging Markets on such security, Emerging Markets may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time Emerging Markets replaces the borrowed security, Emerging Markets will incur a loss; conversely, if the price declines, Emerging Markets will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although Emerging Markets’ gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Emerging Markets will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or Emerging Markets’ aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.

Each Fund may also make short sales “against the box.” Short sales “against the box” made by Emerging Markets are not subject to the above-referenced limitations. In this type of short sale, at the time of the sale, a Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. World Income may also make short sales “against the box” and the Combined Fund will continue to do so following the Reorganization.

Reverse Repurchase Agreements.     Reverse repurchase agreements involve the risk that the market value of the securities acquired, or retained in lieu of sale, by Emerging Markets in connection with the reverse repurchase agreement may decline below the price of the securities Emerging Markets has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce Emerging Markets’ obligation to repurchase the securities, and Emerging Markets’ use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, Emerging Markets would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

COMPARISON OF THE FUNDS

Financial Highlights

World Income.     The Financial Highlights table is intended to help you understand World Income’s financial performance for each of its past five fiscal years and for the six months ended June 30, 2002. Certain information reflects financial results for a single World Income share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of World Income (assuming reinvestment of all dividends). The information for each of World Income’s last five fiscal years has been audited by Deloitte & Touche LLP, whose report, along with World Income’s financial statements, is included in the World Income Annual Report that accompanies this Proxy Statement and Prospectus. The information for the six months ended June 30, 2002 is unaudited. The World Income Semi-Annual Report also accompanies this Proxy Statement and Prospectus.

The following per share data and ratios have been derived from information provided in the financial statements.

	Class A
	For the Six Months Ended June 30, 2002		For the Year Ended December 31,
			2001	2000	1999	1998	1997
	(unaudited)
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$5.46		$5.76	$6.29	$6.14	$8.83	$8.94

Investment income—net	.15		.62	.60	.54	.71	.64
Realized and unrealized gain (loss) on investments and foreign currency transactions—net	(.51)		(.31)	(.53)	.15	(2.69)	(.11)

Total from investment operations	(.36)		.31	.07	.69	(1.98)	.53

Less dividends:
Investment income—net	(.18)		(.61)	(.60)	(.27)	(.68)	(.61)
Return of capital—net	—		—	—	(.27)	(.03)	(.03)

Total dividends	(.18)		(.61)	(.60)	(.54)	(.71)	(.64)

Net asset value, end of period	$4.92		$5.46	$5.76	$6.29	$6.14	$8.83

Total Investment Return:*
Based on net asset value per share	(6.85	)%**	5.43%	1.02%	11.95%	(23.43)%	6.15%

Ratios to Average Net Assets:
Expenses	1.17	%***	1.13%	.93%	.93%	.81%	.76%

Investment income—net	5.84	%***	10.78%	9.77%	8.90%	9.36%	7.21%

Supplemental Data:
Net assets, end of period (in thousands)	$26,297		$31,810	$36,629	$53,515	$78,528	$161,347

Portfolio turnover	31.52%		75.02%	74.56%	37.04%	148.67%	217.60%

*	Total investment returns exclude the effects of sales charges.
**	Aggregate total investment return.
***	Annualized.

World Income—Financial Highlights (continued)

	Class B
	For the Six Months Ended June 30, 2002		For the Year Ended December 31,
			2001	2000	1999	1998	1997
	(unaudited)
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$5.46		$5.75	$6.29	$6.13	$8.83	$8.94

Investment income—net	.13		.57	.55	.49	.65	.57
Realized and unrealized gain (loss) on investments and foreign currency transactions—net	(.51)		(.30)	(.54)	.16	(2.70)	(.11)

Total from investment operations	(.38)		.27	.01	.65	(2.05)	.46

Less dividends:
Investment income—net	(.16)		(.56)	(.55)	(.25)	(.62)	(.54)
Return of capital—net	—		—	—	(.24)	(.03)	(.03)

Total dividends	(.16)		(.56)	(.55)	(.49)	(.65)	(.57)

Net asset value, end of period	$4.92		$5.46	$5.75	$6.29	$6.13	$8.83

Total Investment Return:*
Based on net asset value per share	(7.21	)%**	4.79%	.07%	11.27%	(24.15)%	5.34%

Ratios to Average Net Assets:
Expenses	1.95	%***	1.91%	1.71%	1.71%	1.59%	1.53%

Investment income—net	5.07	%***	10.00%	8.98%	8.12%	8.56%	6.43%

Supplemental Data:
Net assets, end of period (in thousands)	$66,783		$93,422	$122,767	$189,572	$283,018	$641,242

Portfolio turnover	31.52%		75.02%	74.56%	37.04%	148.67%	217.60%

*	Total investment returns exclude the effects of sales charges.
**	Aggregate total investment return.
***	Annualized.

World Income—Financial Highlights (continued)

	Class C
	For the Six Months Ended June 30, 2002		For the Year Ended December 31,
			2001	2000	1999	1998	1997
	(unaudited)
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$5.45		$5.75	$6.28	$6.13	$8.82	$8.93

Investment income—net	.13		.57	.55	.49	.65	.56
Realized and unrealized gain (loss) on investments and foreign currency transactions—net	(.51)		(.31)	(.53)	.15	(2.69)	(.11)

Total from investment operations	(.38)		.26	.02	.64	(2.04)	.45

Less dividends:
Investment income—net	(.16)		(.56)	(.55)	(.25)	(.62)	(.53)
Return of capital—net	—		—	—	(.24)	(.03)	(.03)

Total dividends	(.16)		(.56)	(.55)	(.49)	(.65)	(.56)

Net asset value, end of period	$4.91		$5.45	$5.75	$6.28	$6.13	$8.82

Total Investment Return:*
Based on net asset value per share	(7.25	)%**	4.55%	.18%	11.04%	(24.11)%	5.28%

Ratios to Average Net Assets:
Expenses	1.99	%***	1.96%	1.76%	1.76%	1.64%	1.58%

Investment income—net	5.01	%***	9.95%	8.95%	8.07%	8.53%	6.41%

Supplemental Data:
Net assets, end of period (in thousands)	$1,850		$2,047	$2,163	$2,771	$4,370	$11,738

Portfolio turnover	31.52%		75.02%	74.56%	37.04%	148.67%	217.60%

*	Total investment returns exclude the effects of sales charges.
**	Aggregate total investment return.
***	Annualized.

World Income—Financial Highlights (continued)

	Class D
	For the Six Months Ended June 30, 2002		For the Year Ended December 31,
			2001	2000	1999	1998	1997
	(unaudited)
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$5.46		$5.76	$6.29	$6.13	$8.83	$8.94

Investment income—net	.15		.60	.58	.53	.69	.61
Realized and unrealized gain (loss) on investments and foreign currency transactions—net	(.52)		(.31)	(.53)	.16	(2.70)	(.11)

Total from investment operations	(.37)		.29	.05	.69	(2.01)	.50

Less dividends:
Investment income—net	(.17)		(.59)	(.58)	(.27)	(.66)	(.58)
Return of capital—net	—		—	—	(.26)	(.03)	(.03)

Total dividends	(.17)		(.59)	(.58)	(.53)	(.69)	(.61)

Net asset value, end of period	$4.92		$5.46	$5.76	$6.29	$6.13	$8.83

Total Investment Return:*
Based on net asset value per share	(6.96	)%**	5.16%	.77%	11.86%	(23.75)%	5.88%

Ratios to Average Net Assets:
Expenses	1.42	%***	1.40%	1.18%	1.18%	1.06%	1.01%

Investment income—net	5.54	%***	10.56%	9.60%	8.66%	9.12%	6.97%

Supplemental Data:
Net assets, end of period (in thousands)	$17,537		$12,394	$7,291	$6,391	$8,148	$15,072

Portfolio turnover	31.52%		75.02%	74.56%	37.04%	148.67%	217.60%

*	Total investment returns exclude the effects of sales charges.
**	Aggregate total investment return.
***	Annualized.

Emerging Markets.     The Financial Highlights table is intended to help you understand Emerging Markets’ financial performance for each of its past five fiscal years and for the six months ended June 30, 2002. Certain information reflects results for a single Emerging Markets share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Emerging Markets (assuming reinvestment of all dividends). The information for each of Emerging Markets’ last five fiscal years has been audited by Deloitte & Touche LLP, whose report, along with Emerging Markets’ financial statements, is included in the Emerging Markets Annual Report, which is available upon request. The information for the six months ended June 30, 2002 is unaudited. The Emerging Markets Semi-Annual Report also is available upon request.

The following per share data and ratios have been derived from information provided in the financial statements:

	Class A
	For the Six Months Ended June 30, 2002		For the Year Ended December 31,
			2001	2000	1999	1998	1997
	(unaudited)
Increase (Decrease) in Net Asset Value: Per Share Operating Performance:
Net asset value, beginning of period	$6.39		$6.11	$6.26	$ 5.54	$9.60	$11.36

Investment income—net	.28	†	.56	.57	.51	.76	.72
Realized and unrealized gain (loss) on investments and foreign currency transactions—net	(.35)		.30	(.13)	.72	(4.06)	(.54)

Total from investment operations.	(.07)		.86	.44	1.23	(3.30)	.18

Less dividends and distributions:
Investment income—net	(.33)		(.58)	(.54)	(.51)	(.71)	(.72)
In excess of investment income—net	—		—	(.05)	—	—	—
Return of capital—net	—		—	—	—	(.05)	—
Realized gain on investments—net	—		—	—	—	—	(.93)
In excess of realized gain on investments—net	—		—	—	—	—	(.29)

Total dividends and distributions	(.33)		(.58)	(.59)	(.51)	(.76)	(1.94)

Net asset value, end of period	$5.99		$6.39	$6.11	$ 6.26	$5.54	$9.60

Total Investment Return:*
Based on net asset value per share	(1.35	)%**	14.92%	7.23%	23.12%	(36.18)%	1.74%

Ratios to Average Net Assets:
Expenses, excluding interest expense and reorganization expenses	1.63	%***	1.86%	2.02%	1.85%	1.70%	1.38%

Expenses, excluding interest expense	1.63	%***	1.93%	2.72%	1.85%	1.70%	1.38%

Expenses	1.63	%***	1.95%	2.72%	1.85%	2.66%	1.48%

Investment income—net	8.63	%***	9.18%	10.63%	8.72%	9.59%	6.31%

Supplemental Data:
Net assets, end of period (in thousands)	$15,176		$15,960	$20,907	$1,734	$1,988	$4,842

Portfolio turnover	49.97%		136.99%	134.31%	164.23%	618.06%	942.74%

Leverage:
Amount of reverse repurchase agreements outstanding, end of period (in thousands)	—		—	—	—	—	—

Average amount of reverse repurchase agreements outstanding during the period (in thousands)	—		$331	—	—	$14,306	$3,185

Average amount of reverse repurchase agreements per share during the period	—		$.05	—	—	$1.56	$.20

*	Total investment returns exclude the effects of sales charges.
**	Aggregate total investment return.
***	Annualized.
†	Based on average shares outstanding.

Emerging Markets—Financial Highlights (continued)

	Class B
	For the Six Months Ended June 30, 2002		For the Year Ended December 31,
			2001	2000	1999	1998	1997
	(unaudited)
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$6.37		$6.10	(.35)	$5.53	$9.57	$11.31

Investment income—net	.25	†	.52	.48	.46	.70	.63
Realized and unrealized gain (loss) on investments and foreign currency transactions—net	(.33)		.29	(.09)	.72	(4.04)	(.52)

Total from investment operations	(.08)		.81	.39	1.18	(3.34)	.11

Less dividends and distributions:
Investment income—net	(.31)		(.54)	(.49)	(.46)	(.65)	(.63)
In excess of investment income—net	—		—	(.05)	—	—	—
Return of capital—net	—		—	—	—	(.05)	—
Realized gain on investments—net	—		—	—	—	—	(.93)
In excess of realized gain on investments—net	—		—	—	—	—	(.29)

Total dividends and distributions	(.31)		(.54)	(.54)	(.46)	(.70)	(1.85)

Net asset value, end of period	$5.98		$6.37	$6.10	$6.25	$5.53	$9.57

Total Investment Return:*
Based on net asset value per share	(1.58	)%**	13.87%	6.40%	22.20%	(36.60)%	1.12%

Ratios to Average Net Assets:
Expenses, excluding interest expense and reorganization expenses	2.41	%***	2.64%	2.76%	2.63%	2.21%	2.16%

Expenses, excluding interest expense	2.41	%***	2.72%	3.43%	2.63%	2.21%	2.16%

Expenses	2.41	%***	2.73%	3.43%	2.63%	3.47%	2.26%

Investment income—net	7.83	%***	8.41%	7.87%	7.86%	8.93%	5.76%

Supplemental Data:
Net assets, end of period (in thousands)	$12,304		$14,270	$16,816	$24,193	$33,374	$78,733

Portfolio turnover	49.97%		136.99%	134.31%	164.23%	618.06%	942.74%

Leverage:
Amount of reverse repurchase agreements outstanding, end of period (in thousands)	—		—	—	—	—	—

Average amount of reverse repurchase agreements outstanding, end of period (in thousands)	—		$331	—	—	$14,306	$3,185

Average amount of reverse repurchase agreements per share during the period	—		$.05	—	—	$1.56	$.20

*	Total investment returns exclude the effects of sales charges.
**	Aggregate total investment return.
***	Annualized.
†	Based on average shares outstanding.

Emerging Markets—Financial Highlights (continued)

	Class C
	For the Six Months Ended June 30, 2002		For the Year Ended December 31,
			2001	2000	1999	1998	1997
	(unaudited)
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$6.37		$ 6.10	$ 6.24	$ 5.53	$9.57	$11.31

Investment income—net	.23	†	.51	.50	.46	.69	.63
Realized and unrealized gain (loss) on investments and foreign currency transactions—net	(.31)		.29	(.10)	.71	(4.04)	(.52)

Total from investment operations	(.08)		.80	.40	1.17	(3.35)	.11

Less dividends and distributions:
Investment income—net	(.31)		(.53)	(.49)	(.46)	(.64)	(.63)
In excess of investment income—net	—		—	(.05)	—	—	—
Return of capital—net	—		—	—	—	(.05)	—
Realized gain on investments—net	—		—	—	—	—	(.93)
In excess of realized gain on investments—net	—		—	—	—	—	(.29)

Total dividends and distributions	(.31)		(.53)	(.54)	(.46)	(.69)	(1.85)

Net asset value, end of period	$5.98		$ 6.37	$ 6.10	$ 6.24	$5.53	$ 9.57

Total Investment Return:*
Based on net asset value per share	(1.60	)%**	13.81%	6.52%	21.94%	(36.64)%	1.06%

Ratios to Average Net Assets:
Expenses, excluding interest expense and reorganization expenses	2.45	%***	2.68%	2.82%	2.68%	2.25%	2.23%

Expenses, excluding interest expense	2.45	%***	2.77%	3.50%	2.68%	2.25%	2.23%

Expenses	2.45	%***	2.79%	3.50%	2.68%	3.52%	2.33%

Investment income—net	7.75	%***	8.39%	7.93%	7.79%	8.85%	5.64%

Supplemental Data:
Net assets, end of period (in thousands)	$2,378		$1,313	$1,112	$1,108	$1,730	$4,222

Portfolio turnover	49.97%		136.99%	134.31%	164.23%	618.06%	942.74%

Leverage:
Amount of reverse repurchase agreements outstanding, end of period (in thousands)	—		—	—	—	—	—

Average amount of reverse repurchase agreements outstanding during the period (in thousands)	—		$ 331	—	—	$14,306	$3,185

Average amount of reverse repurchase agreements per share during the period	—		$ .05	—	—	$1.56	$.20

*	Total investment returns exclude the effects of sales charges.
**	Aggregate total investment return.
***	Annualized.
†	Based on average shares outstanding.

Emerging Markets—Financial Highlights (concluded)

	Class D
	For the Six Months Ended June 30, 2002		For the Year Ended December 31,
			2001	2000	1999	1998	1997
	(unaudited)
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$6.37		$6.09	$6.24	$5.52	$9.57	$11.31

Investment income—net	.28	†	.55	.53	.49	.74	.69
Realized and unrealized gain (loss) on investments and foreign currency transactions—net	(.35)		.30	(.10)	.72	(4.05)	(.52)

Total from investment operations	(.07)		.85	.43	1.21	(3.31)	.17

Less dividends and distributions:
Investment income—net	(.32)		(.57)	(.52)	(.49)	(.69)	(.69)
In excess of investment income—net	—		—	(.06)	—	—	—
Return of capital—net	—		—	—	—	(.05)	—
Realized gain on investments—net	—		—	—	—	—	(.93)
In excess of realized gain on investments—net	—		—	—	—	—	(.29)

Total dividends and distributions	(.32)		(.57)	(.58)	(.49)	(.74)	(1.91)

Net asset value, end of period	$5.98		$6.37	$6.09	$6.24	$5.52	$9.57

Total Investment Return:*
Based on net asset value per share	(1.32	)%**	14.65%	6.96%	22.87%	(36.37)%	1.65%

Ratios to Average Net Assets:
Expenses, excluding interest expense and reorganization expenses	1.88	%***	2.11%	2.24%	2.09%	1.84%	1.63%

Expenses, excluding interest expense	1.88	%***	2.19%	2.91%	2.09%	1.84%	1.63%

Expenses	1.88	%***	2.21%	2.91%	2.09%	2.88%	1.73%

Investment income—net	8.36	%***	8.97%	8.50%	8.43%	9.51%	6.30%

Supplemental Data:
Net assets, end of period (in thousands)	$2,923		$4,961	$4,649	$5,060	$6,316	$12,066

Portfolio turnover	49.97%		136.99%	134.31%	164.23%	618.06%	942.74%

Leverage:
Amount of reverse repurchase agreements outstanding, end of period (in thousands)	—		—	—	—	—	—

Average amount of reverse repurchase agreements outstanding during the period (in thousands)	—		$331	—	—	$14,306	$3,185

Average amount of reverse repurchase agreements per share during the period	—		$.05	—	—	$1.56	$.20

*	Total investment returns exclude the effects of sales charges.
**	Aggregate total investment return.
***	Annualized.
†	Based on average shares outstanding.

Investment Objective and Policies

The Funds have similar, though not identical, investment objectives. The investment objective of Emerging Markets is to seek high current income with a secondary objective of capital appreciation. The investment objective of World Income is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units. Each Fund is a non-diversified, open-end management investment company registered under the Investment Company Act. The investment objective of each Fund is a fundamental policy of the Fund and may not be changed without the approval of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act. Under the Investment Company Act a majority of a Fund’s outstanding voting securities means the lesser of (i) 67% of the Fund’s shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund’s outstanding shares. No assurance can be given that the Combined Fund will achieve its investment objective after the Reorganization.

Emerging Markets seeks to achieve its investment objectives by investing, under normal conditions, at least 80% of its assets in a non-diversified portfolio of debt securities of issuers located in emerging market countries. Debt securities are securities representing the issuer’s obligation to repay principal and to pay interest at a specified rate. Emerging Markets considers an emerging market country to be any country that is included in the Morgan Stanley Capital International Emerging Markets Free Index. The securities in which Emerging Markets may invest include government obligations, and debt securities issued by supranational entities (such as the World Bank or the Inter-Americas Development Bank), corporations, and financial institutions. Emerging Markets can invest in all types of debt securities, including fixed or floating rate corporate bonds, corporate notes, debentures, commercial paper, corporate loans, Brady Bonds, mortgage-backed securities, asset-backed securities, and other debt securities issued or guaranteed by governments, agencies, or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements. The debt securities in which Emerging Markets invests may also include credit linked notes, structured notes or other investments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities. Emerging Markets may invest in convertible bonds, which have characteristics of both debt and equity instruments.

World Income tries to achieve its investment objective by mainly investing in fixed income securities. Fixed income securities are bonds and other securities, including preferred stocks, that periodically pay interest. There is no restriction on the types of debt securities that World Income can buy. World Income may invest in United States, foreign government, and corporate fixed income securities, including junk bonds and unrated securities. Government securities include securities issued or guaranteed by a government or a government agency or instrumentality. World Income also may invest in securities issued by certain international organizations. World Income normally will invest at least 90% of its assets in fixed income securities. Like Emerging Markets, the debt securities in which World Income invests may include credit linked notes, structured notes or other investments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities. World Income may also invest in convertible securities. Although World Income generally expects that it will sell convertible securities rather than convert them into common stock, it may invest up to 10% of its assets in common stock obtained through conversion. World Income does not intend to invest in common stocks or other equity securities, other than preferred stocks and convertible securities, but it may acquire and hold such securities (or rights to acquire such securities) in unit offerings with fixed income securities, in connection with the bankruptcy or workout of a distressed fixed income security, or upon the exercise of a right or warrant obtained on account of a fixed income security.

Neither Fund has an established rating criteria for the debt securities in which it may invest. Each Fund may invest without limitation in high yield or “junk” bonds. See “Risk Factors and Special Considerations—Junk Bonds” and Exhibit IV “Description of Corporate Bond Ratings.”

Up to 40% of Emerging Markets’ total assets may be invested in issuers domiciled in any one country. Under normal conditions, Emerging Markets expects to maintain at least 65% of its total assets in securities denominated in the U.S. dollar. Issuers of securities may not always be located in the country whose currency the Securities are denominated. Emerging Markets will not usually attempt to cushion the effect of foreign currency fluctuation. World Income will invest a large part of its assets in non-U.S. securities. Many of the markets in which World Income may invest are considered to be emerging markets. World Income considers emerging markets to include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. World Income will normally invest in securities denominated in at least three different currencies. Presently, World Income expects to invest primarily in securities denominated in the currencies of the United States, Canada, Western European nations (including the euro), New Zealand and Australia. No set portion of World Income’s investments, however, is required to be denominated in any particular currency. Substantially all of World Income’s investments may be denominated in a single currency, including U.S. dollars.

Neither Fund’s investments are subject to any maturity restrictions. World Income presently intends to invest its assets solely in the United States financial markets or United States dollar-denominated securities only for temporary defensive purposes. The average maturity of World Income’s portfolio securities will vary based on FAM’s view of economic and market conditions but World Income does not expect the average maturity of its portfolio to exceed fifteen (15) years. As of June 30, 2002, the average maturity of World Income’s portfolio securities was 9.49 years. As of June 30, 2002 the average maturity of the portfolio securities of Emerging Markets was 11.4 years. Emerging Markets may invest a portion of its assets in short term debt securities and cash or cash equivalents, including repurchase agreements, denominated in U.S. dollars or foreign currencies when MLIM is unable to find attractive long-term debt securities and may invest without percentage limitation in short term securities or cash as a temporary defensive measure.

Other Investment Policies

World Income and Emerging Markets have adopted certain other investment policies set forth below:

Emerging Markets is authorized to borrow money from banks in order to utilize leverage in amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. Emerging Markets is also authorized to borrow an additional 5% of its total assets, without regard to the foregoing leverage borrowing limitation, for temporary purposes such as clearance of portfolio transactions, payment of dividends and to meet share redemptions. Emerging Markets may also utilize leverage by engaging in reverse repurchase agreements and dollar rolls. These reverse repurchase agreements and dollar rolls may be subject to the above-referenced leverage borrowing restriction under certain circumstances. The value of the securities subject to reverse repurchase agreements will not exceed 125% of the proceeds of such agreements. Emerging Markets will only borrow when MLIM believes that such borrowing will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. Emerging Markets does not expect to borrow on margin because few of its assets, if any, will consist of margin securities. World Income, in contrast, may borrow only for temporary or emergency purposes including to meet redemptions.

Each Fund may use derivatives to hedge its portfolio against interest rate and currency risks or to enhance its return. Both Funds may use derivatives, including options on portfolio positions or currencies, financial and currency futures, options on such futures, interest rate swaps, forward foreign currency transactions, indexed securities and inverse floaters. World Income also may engage in credit default swaps.

Each Fund is permitted to make short sales but World Income currently does not intend to do so. Emerging Markets may make such short sales, both as a form of hedging to offset potential declines in long positions in similar securities and to maintain portfolio flexibility. Emerging Markets will not engage in short sales if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets, or its aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. Each Fund is also permitted to make short sales “against the box.” Short sales made “against the box” are not subject to the above-referenced limitation.

Each Fund may lend its securities, with a value not exceeding 33 1/3% of its assets, to certain financial institutions. Each Fund may invest up to 15% of its net assets in illiquid securities and may invest in restricted securities. Each Fund may also invest in Rule 144A securities.

Each Fund has a fundamental investment restriction prohibiting concentration in any one industry. That is, neither Fund may invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government, its agencies and instrumentalities).

For further information about how World Income invests, please see the World Income Prospectus (which accompanies this Proxy Statement and Prospectus) and the World Income Statement of Additional Information.

Investment Restrictions

Other than as noted above, World Income and Emerging Markets have substantially similar investment restrictions. See “Investment Objective and Policies—Investment Restrictions” in the World Income Statement.

Management

Directors and Officers.    The Board of Directors of Emerging Markets consists of eight individuals, seven of whom are not “interested persons” as defined in the Investment Company Act. The Board of Directors of World Income consists of nine individuals, eight of whom are not “interested persons” as defined in the Investment Company Act. One individual, Terry K. Glenn, serves on each Board. After the Reorganization, the Board of Directors of World Income will serve as the Board of Directors of the Combined Fund. The Board of Directors is responsible for the overall supervision of the operation of the Fund and performs various duties imposed on directors of investment companies by the Investment Company Act. Information about the Board of Directors and officers of World Income, including their ages and their principal occupations for the past five years, is set forth in Exhibit II.

Investment Advisory Arrangements.    FAM serves as the Investment Adviser to World Income, while MLIM serves as the Investment Adviser to Emerging Markets (each, an “Investment Adviser”). Pursuant to an investment advisory agreement between FAM and World Income, World Income pays FAM a monthly fee at the annual rate of 0.60% of the average daily net assets of World Income for that period. Pursuant to an investment advisory agreement between MLIM and Emerging Markets, Emerging Markets pays MLIM a monthly fee at the annual rate of 0.60% of the average daily net assets of World Income plus the principal amount of borrowing incurred for leveraging purposes for that period (each, an “Investment Advisory Agreement”).

MLAM U.K. acts as sub-adviser to each Fund. Pursuant to separate sub-advisory agreements between MLIM and MLAM U.K., and FAM and MLAM U.K., each Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the applicable Investment Adviser with respect to the applicable Fund, in amounts to be determined from time to time by each Investment Adviser and MLAM U.K., but in no event in excess of the amount each Investment Adviser actually receives for providing services to the applicable Fund pursuant to its Investment Advisory Agreement. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

Purchase of Shares

The class structure and purchase and distribution procedures for shares of Emerging Markets are the same as those of World Income. For a complete discussion of the four share classes and the purchase and distribution procedures related thereto see “Your Account—Merrill Lynch Select PricingSM System,” “—Participation in Fee-Based Programs” and “—How to Buy, Sell, Transfer and Exchange Shares” in the World Income Prospectus.

Redemption of Shares

The procedure for redeeming shares of World Income is the same as the procedure for redeeming shares of Emerging Markets. For purposes of computing any CDSC that may be payable upon disposition of shares of World Income acquired in the Reorganization by Emerging Markets stockholders, the holding period of shares of Emerging Markets that are outstanding on the date the Reorganization takes place will be tacked onto the holding period of any shares of World Income that are acquired in the Reorganization. See “Your Account—Merrill Lynch Select PricingSM System,” “—Participation in Fee-Based Programs” and “—How to Buy, Sell, Transfer and Exchange Shares” in the World Income Prospectus.

Performance

General.    The following tables provide total return and yield information, before and after taxes, for each class of shares of World Income and Emerging Markets for the periods indicated expressed as a percentage. More performance information is available in the World Income Prospectus, the Emerging Markets Prospectus, the World Income Annual Report, the World Income Semi-Annual Report, the Emerging Markets Annual Report, and the Emerging Markets Semi-Annual Report.

World Income

Period	Class A Shares	Class B Shares	Class C Shares	Class D Shares
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended June 30, 2002	(11.23)%	(11.64)%	(9.32)%	(11.46)%
Five Years Ended June 30, 2002	(3.21)%	(3.17)%	(3.23)%	(3.45)%
Ten Years Ended June 30, 2002	1.92%	1.55%	—	—
Inception (October 21, 1994) to June 30, 2002	—	—	0.92%	0.98%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charge)
One Year Ended June 30, 2002	(14.21)%	(14.45)%	(12.11)%	(14.35)%
Five Years Ended June 30, 2002	(6.28)%	(5.99)%	(6.03)%	(6.43)%
Ten Years Ended June 30, 2002	(1.05)%	(1.15)%	—	—
Inception (October 21, 1994) to June 30, 2002	—	—	(1.83)%	(1.97	) %

	Average Annual Total Return After Taxes on Dividends and Redemptions (including maximum applicable sales charge)
One Year Ended June 30, 2002	(6.81)%	(7.06)%	(5.63)%	(6.95)%
Five Years Ended June 30, 2002	(3.89)%	(3.74)%	(3.78)%	(4.03)%
Ten Years Ended June 30, 2002	0.17%	0.03%	—	—
Inception (October 21, 1994) to June 30, 2002	—	—	(0.50)%	(0.56)%

	Yield
30 Days Ended June 30, 2002	12.93%	12.63%	12.61%	12.67%

Emerging Markets
Period	Class A Shares	Class B Shares	Class C Shares	Class D Shares*
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended June 30, 2002	1.40%	1.15%	3.97%	1.30%
Five Years Ended June 30, 2002	(1.18)%	(1.08)%	(1.13)%	(1.34)%
Inception (October 21, 1994) to June 30, 2002	5.56%	—	5.23%	—
Inception (August 27, 1993) to June 30, 2002	—	4.52%	—	4.58%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charge)
One Year Ended June 30, 2002	(2.53)%	(2.62)%	0.22%	(2.53)%
Five Years Ended June 30, 2002	(5.49)%	(5.10)%	(5.14)%	(5.55)%
Inception (October 21, 1994) to June 30, 2002	1.02%	—	1.03%	—
Inception (August 27, 1993) to June 30, 2002	—	0.45%	—	0.31%

	Average Annual Total Return After Taxes on Dividends and Redemption (including maximum applicable sales charge)
One Year Ended June 30, 2002	0.85%	0.71%	2.44%	0.79%
Five Years Ended June 30, 2002	(3.03)%	(2.79)%	(2.82)%	(3.10)%
Inception (October 21, 1994) to June 30, 2002	2.21%	—	2.15%	—
Inception (August 27, 1993) to June 30, 2002	—	1.61%	—	1.53%

*
As a result of the implementation of the Merrill Lynch Select PricingSM System, Class A shares of Emerging Markets outstanding prior to October 21, 1994, were redesignated Class D shares, and historical performance data pertaining to such shares is provided under the caption “Class D Shares.”

Total return and yield figures are based on a Fund’s historical performance and are not intended to indicate future performance. A Fund’s total return and yield will vary depending on market conditions, the securities comprising a Fund’s portfolio, a Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in World Income or Emerging Markets will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described in the World Income Prospectus under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC waiver and therefore may reflect a greater total return since, due to the reduced sales charge or the waiver of sales charges, a lower amount of expenses is deducted.

On occasion, a Fund may compare its performance to that of the Merrill Lynch U.S. Treasury/Agency 1-10 Years Index or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. (“Morningstar”), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine and Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period. In addition, from time to time a Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Funds may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period.

Code of Ethics

The Boards of World Income and Emerging Markets have approved a Code of Ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the Investment Company Act that covers the Funds, MLIM, FAM, MLAM U.K. and FAMD. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the respective Fund.

Investments in certain debt instruments, including privately placed securities, may result in a Fund receiving material nonpublic information (“inside information”) concerning the issuer. Accordingly, each Fund has established certain procedures reasonably designed to prevent the unauthorized access, dissemination or use of such inside information. Receipt of inside information concerning an issuer may, under certain circumstances, prohibit each Fund or other funds or accounts managed by the same portfolio managers, from trading in the public securities of the issuer. Conversely, the portfolio managers for each Fund may, under certain circumstances, decline to receive inside information made available by the issuer in order to allow each Fund, or other funds or accounts managed by the same portfolio managers, to continue to trade in the public securities of such issuer.

Stockholder Rights

Stockholders of World Income are entitled to one vote for each full share held in the election of Directors and any other matter submitted to a stockholder vote. World Income does not intend to hold annual or special meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Also, the by-laws of World Income require that a special meeting of stockholders be held on the written request of the holders of the outstanding shares of World Income entitled to vote at such meeting, to the extent permitted by Maryland law. Voting rights for Directors are not cumulative. Shares of World Income to be issued to Emerging Markets stockholders in the Reorganization, when issued and delivered pursuant to the Agreement and Plan, will be fully paid and non-assessable and will have no preemptive rights. Each share of World Income is entitled to participate equally with other shares of its class in dividends and distributions declared by World Income and equally in the net assets of World Income upon liquidation or dissolution, after satisfaction of outstanding liabilities. Rights attributable to shares of Emerging Markets are substantially similar to those described above.

Dividends

The policy of Emerging Markets with respect to dividends is substantially similar to the policy of World Income. It is each Fund’s intention to distribute substantially all of its net investment income, if any. Dividends from such net investment income will be paid at least annually. In addition, each Fund intends to distribute all net realized capital gains, if any, to stockholders at least annually.

Automatic Dividend Reinvestment Plan

Each Fund offers its stockholders an Automatic Dividend Reinvestment Plan (each, a “Plan” and collectively, the “Plans”) with substantially similar terms. Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the applicable Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Plans, see “Shareholder Services—Automatic Dividend Reinvestment Plan” in the World Income Statement.

After the Reorganization, a stockholder of Emerging Markets who has elected to receive dividends in cash will receive dividends from the Combined Fund in cash; all other Emerging Markets stockholders will have dividends from the Combined Fund automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares of both Funds, after the Reorganization, the stockholder’s election with respect to dividends from World Income will control unless the stockholder specifically elects a different option at that time.

Automatic Investment Plan

Each Fund allows stockholders to purchase shares through an Automatic Investment Plan. After completion of the Reorganization, your Automatic Investment Plan instructions with respect to Emerging Markets will be discontinued. To establish new instructions for the purchase of shares of World Income or of any other fund advised by MLIM or FAM (“MLIM/FAM-advised mutual fund”) through World Income’s Automatic Investment Plan, you should contact your Merrill Lynch Financial Advisor or contact World Income’s transfer agent, Financial Data Services, Inc (The “Transfer Agent”) at (800) 637-3863. If a stockholder has an Automatic Investment Plan in place with World Income, that plan will remain in effect after the Reorganization.

Systematic Withdrawal Program

Each Fund allows stockholders to redeem shares through a Systematic Withdrawal Program. After completion of the Reorganization, your Systematic Withdrawal Plan instructions with respect to Emerging Markets will be discontinued. To establish new instructions for systematic withdrawals in connection with World Income or any other MLIM/FAM-advised mutual fund through World Income’s Systematic Withdrawal Plan, you should contact your Merrill Lynch Financial Advisor or contact the Transfer Agent, at (800) 637-3863. If a stockholder has a Systematic Withdrawal Plan in place with World Income, that plan will remain in effect after the Reorganization.

Tax Information

The tax consequences associated with an investment in shares of Emerging Markets are substantially similar to the tax consequences associated with an investment in shares of World Income. See “Your Account—Dividends and Taxes” in the World Income Prospectus.

Portfolio Transactions

The procedures for engaging in portfolio transactions are generally the same for both Emerging Markets and World Income. For a discussion of these procedures, see “Portfolio Transactions and Brokerage” in the World Income Statement.

Portfolio Turnover

The Investment Adviser of each Fund will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in the general market, economic or financial conditions. World Income’s portfolio turnover rates for the fiscal years ended December 31, 2000 and December 31, 2001 were 74.56% and 75.02%, respectively. Emerging Markets’ portfolio turnover rates for the fiscal years ended December 31, 2000 and December 31, 2001 were 134.31% and 136.99%, respectively. High portfolio turnover may result in negative tax consequences, such as an increase in ordinary income and/or capital gain dividends. High portfolio turnover also may involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

Additional Information

Net Asset Value.    Each of World Income and Emerging Markets determines net asset value of each class of its shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern Time. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and distributor, are accrued daily. For a discussion of these procedures, see “Pricing of Shares—Determination of Net Asset Value” in the World Income Statement.

Stockholder Services.    Each Fund offers a number of stockholder services and investment plans designed to facilitate investment in Fund shares. For a description of these services, see “Shareholder Services” in the World Income Statement.

Custodian.    State Street Bank and Trust Company (“State Street”) acts as custodian of the cash and securities of World Income. The principal business address of State Street in such capacity is P.O. Box 351, Boston, Massachusetts 02101. Brown Brothers Harriman & Co. (“Brown Brothers”) acts as custodian of the cash and securities of Emerging Markets. The principal business address of Brown Brothers in such capacity is 40 Water Street, Boston, Massachusetts 02109. It is expected that State Street will serve as the custodian of the Combined Fund.

Accounting Services.    Each Fund entered into an agreement with State Street effective January 1, 2001, pursuant to which State Street provides certain accounting services to each Fund. Each Fund pays a fee for these services. Prior to January 1, 2001, MLIM and FAM provided accounting services to the applicable Fund and were reimbursed by the applicable Fund at their cost in connection therewith. MLIM and FAM continue to provide certain accounting services to the Funds and the applicable Fund reimburses its Investment Adviser for these services.

The tables below show the amounts paid by each Fund to State Street and to MLIM or FAM, as applicable, for accounting services for the periods indicated:

	World Income			Emerging Markets
Fiscal year ended December 31,	Paid to State Street		Paid to FAM	Paid to State Street		Paid to MLIM
1999	N/A		$68,902	N/A		$98,374
2000	N/A		$102,856	N/A		$154,792
2001	$100,883	*	$18,330	$64,703	*	$6,449

*	Represents payments pursuant to the agreement between the applicable Fund and State Street commencing January 1, 2001.

Transfer Agency Services.    Financial Data Services, Inc., a subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), acts as the Transfer Agent for World Income and Emerging Markets pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement with each Fund (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The Funds currently pay between $16.00 and $20.00 for each Class A or Class D shareholder account and between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of service required. The Funds also reimburse the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the “MFA Program”). For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

The following table sets forth the transfer agent fees paid by each Fund to the Transfer Agent for the periods indicated:

Fiscal Year Ended December 31,	Transfer Agent Fees Paid by World Income*	Transfer Agent Fees Paid by Emerging Markets*
1999	$538,690	$63,927
2000	$334,762	$53,366
2001	$332,670	$73,166

*
During the periods shown, each Fund paid fees to the Transfer Agent at lower rates than are currently in effect. If the current rates were in effect for the periods shown, the transfer agent fees paid by each Fund to the Transfer Agent may have been higher.

Capital Stock.    World Income has an authorized capital of 4,000,000,000 shares, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 1,000,000,000 shares. Emerging Markets has an authorized capital of 400,000,000 shares, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. The rights, preferences and expenses attributable to the Class A, Class B, Class C and Class D shares of Emerging Markets are substantially similar in all material respects to those of the Class A, Class B, Class C and Class D shares, respectively, of World Income.

Stockholder Inquiries.    Stockholder inquiries with respect to World Income and Emerging Markets may be addressed to either Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

THE REORGANIZATION

General

Under the Agreement and Plan (attached hereto as Exhibit I), World Income will acquire substantially all of the assets of Emerging Markets and assume substantially all of the liabilities of Emerging Markets and will simultaneously distribute shares of World Income to Emerging Markets. Generally, the assets transferred by Emerging Markets to World Income will equal (a) all investments of Emerging Markets held in its portfolio as of the Valuation Time (as defined in the Agreement and Plan), and (b) all other assets owned directly or indirectly by Emerging Markets as of such time. The shares of World Income received by Emerging Markets will then be distributed on a proportionate basis to the stockholders of Emerging Markets in liquidation of Emerging Markets in return for such stockholders’ proportional interests in Emerging Markets. Such shares will be of the corresponding class and have the same aggregate net asset value as each such stockholder’s interest in Emerging Markets as of the Valuation Time. See “Your Account—How Shares are Priced” in the World Income Prospectus for information concerning the calculation of net asset value.

The distribution of shares of World Income will be accomplished by the opening of new stockholder accounts on the stock ledger records of World Income in the amounts due the stockholders of Emerging Markets, based on their respective holdings in Emerging Markets as of the Valuation Time, including stockholders holding Emerging Markets shares in certificated form, and transferring to each stockholder’s account shares of World Income representing such stockholder’s interest previously credited to the account of Emerging Markets. Stockholders holding Emerging Markets shares in certificated form may receive certificates representing the shares of World Income credited to their account in respect of such Emerging Markets shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

Since the shares of World Income will be issued at net asset value and the shares of Emerging Markets will be valued at net asset value for purposes of the Reorganization, the stockholders of Emerging Markets will not be diluted on a net asset value basis as a result of the Reorganization. However, as a result of the Reorganization, stockholders of Emerging Markets or World Income will hold a lower percentage of ownership in the Combined Fund than such stockholders held in Emerging Markets or World Income immediately prior to the Reorganization.

Procedure

The Board of World Income, including all of the Directors who are not “interested persons” of World Income as defined in the Investment Company Act, approved the Agreement and Plan on September 30, 2002. On September 4, 2002 the Board of Emerging Markets, including all of the Directors who are not “interested persons” of Emerging Markets as defined in the Investment Company Act, approved the Agreement and Plan and the submission of the Agreement and Plan to the stockholders of Emerging Markets for approval.

If the stockholders of Emerging Markets approve the Reorganization at the Meeting, if all required regulatory approvals are obtained, and if certain other conditions are either satisfied or waived, it is presently anticipated that the Reorganization will take place during the first quarter of 2003.

The Board of Emerging Markets recommends that the stockholders of Emerging Markets vote to approve the Agreement and Plan.

Terms of the Agreement and Plan

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, a copy of which is attached hereto as Exhibit I.

Valuation of Assets and Liabilities.    Full shares of common stock of World Income, and to the extent necessary, fractional shares of common stock of World Income, that have an aggregate net asset value equal to the value of the assets of Emerging Markets acquired by World Income minus the liabilities of Emerging Markets assumed by World Income shall be issued by World Income in return for such assets and liabilities of Emerging Markets. The net asset value of shares of Emerging Markets and World Income as of the Valuation Time shall be determined in accordance with the procedures described in the World Income Prospectus. Such valuation and determination shall be made by World Income in cooperation with Emerging Markets. World Income shall issue its Class A, Class B, Class C and Class D shares to Emerging Markets by the opening of a stockholder account (one in respect of each class) on the stock ledger of World Income registered in the name of Emerging Markets. Emerging Markets shall distribute shares of World Income to its stockholders as provided in the Agreement and Plan.

Distribution of Shares of World Income.    On the next full business day following the Valuation Time (the “Closing Date”), World Income will issue to Emerging Markets a number of shares of World Income with an aggregate net asset value equal to the value of the assets of Emerging Markets acquired by World Income as of the Valuation Time reduced by the value of liabilities of Emerging Markets assumed by World Income as of the Valuation Time. As soon as practicable after the Closing Date, Emerging Markets will distribute the shares of World Income received by it to its stockholders in proportion to such stockholders’ interests in Emerging Markets. The shares of World Income received by the stockholders of Emerging Markets will be of the corresponding class and have the same aggregate net asset value as the Emerging Markets shares held by such stockholder as of the Valuation Time.

Expenses.    The expenses of the Reorganization that are directly attributable to Emerging Markets and the conduct of its business will be deducted from the assets of Emerging Markets as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting and the expenses related to the solicitation of proxies to be voted at the Meeting. The expenses of the Reorganization that are directly attributable to World Income and the conduct of its business will be deducted from the assets of World Income as of the Valuation Time. These expenses are expected to include the costs of printing sufficient copies of its Prospectus and its most recent Annual and Semi-Annual Reports to accompany the Proxy Statement and Prospectus. The expenses of the Reorganization, including, but not limited to, expenses incurred in connection with obtaining an opinion of counsel with respect to the tax consequences of the Reorganization, the preparation of the Agreement and Plan, legal fees, transfer agent fees and audit fees, will be borne equally by each Fund. The expenses of the Reorganization attributable to Emerging Markets are currently estimated to be $126,300 and the expenses of the Reorganization attributable to World Income are currently estimated to be $114,200.

Required Approvals.    Approval of the Reorganization requires, among other things, the affirmative vote of the stockholders of Emerging Markets, voting together as a single class, representing a majority of the outstanding shares entitled to be voted thereon. The Boards may agree to amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the stockholders of Emerging Markets. The Reorganization is also conditioned upon the receipt of certain regulatory approvals as well as an opinion of counsel relating to the tax-free treatment of the transaction.

Deregistration and Dissolution.    Following the transfer of the assets and liabilities of Emerging Markets to World Income, each Emerging Markets stockholder will receive shares of World Income. In addition, Emerging Markets will (i) terminate its incorporation under Maryland law by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland, (ii) terminate its registration as an investment company under the Investment Company Act, (iii) terminate the registration of its securities under the Securities Act of 1933, and (iv) withdraw its authority to do business in any state where it is required to do so.

Amendments and Conditions.    The Agreement and Plan may be amended and terms of the Reorganization may be changed at any time prior to the Closing Date by agreement of the Funds. The obligations of Emerging Markets and World Income pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 becoming effective, approval of the Reorganization by Emerging Markets stockholders, receipt of an opinion of counsel as to certain tax matters, receipt of opinions of counsel as to certain securities and other matters, and confirmation of the continuing accuracy of various representations and warranties of Emerging Markets and World Income by the respective parties.

Termination, Postponement and Waivers.    The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after approval thereof by the Emerging Markets stockholders, prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Emerging Markets and World Income; (ii) by the Board of Emerging Markets if any condition to Emerging Markets’ obligations has not been fulfilled or waived by such Board; or (iii) by the Board of World Income if any condition to World Income’s obligations has not been fulfilled or waived by such Board.

Potential Benefits to Emerging Markets Stockholders as a Result of the Reorganization

MLIM and the Board of Emerging Markets have determined, after considering numerous factors, including the estimated costs associated with the Reorganization, that the stockholders of Emerging Markets are likely to benefit from the Reorganization. Following the Reorganization, Emerging Markets stockholders will remain invested in an open-end, non-diversified fund with substantially the same investment objective. In addition, Emerging Markets stockholders are likely to experience certain additional benefits as result of the Reorganization, including lower expenses per share (on a pro forma basis), economies of scale, and greater flexibility in portfolio management. See “Comparison of the Funds—Redemption of Shares” and “—Additional Information—Shareholder Services.”

To illustrate the potential economies of scale, the tables below show the total operating expense ratio for Emerging Markets and World Income as of June 30, 2002 and, assuming and the Reorganization had taken place on June 30, 2002, the estimated pro forma total operating expense ratio for the Combined Fund (in each case, excluding class specific distribution fees and account maintenance fees).

Fund	Average Net Assets For the Period ending June 30, 2002	Total Operating Expense Ratio
Emerging Markets	$36,418,255	1.63%
World Income	$130,918,707	1.17%
Combined Fund	$167,336,962	1.11%

The following table sets forth the net assets of each of World Income and Emerging Markets as of their last three fiscal year ends and as of June 30, 2002.

World Income		Emerging Markets
Date	Net Assets	Date	Net Assets
As of December 31, 1999	$252,249,080	As of December 31, 1999	$32,094,703
As of December 31, 2000	$168,849,684	As of December 31, 2000	$43,484,026
As of December 31, 2001	$139,673,238	As of December 31, 2001	$36,503,606
As of June 30, 2002	$112,467,302	As of June 30, 2002	$32,780,510

As shown in the table above, neither Fund has been able to attract or maintain a significant amount of net assets. This is particularly true for Emerging Markets. On the contrary, the amount of each Fund’s net assets has decreased from December 31, 2000 through June 30, 2002. A mutual fund’s operating expense ratio is likely to increase as the amount of its net assets decreases. MLIM and FAM believe that as a result of the Reorganization, the operating expense ratio of the Combined Fund will be lower than the operating expense ratio of each of Emerging Markets and World Income because certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses, will be spread across the larger asset base of the Combined Fund. Moreover, MLIM and FAM believe that the Combined Fund, as a larger fund, may benefit from greater flexibility in portfolio management and should be better positioned to realize future economies of scale.

Based on the foregoing, the Board of Emerging Markets concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Board of Emerging Markets determined that the interests of the existing stockholders of Emerging Markets would not be diluted on a net asset value basis as a result of the Reorganization and that the Reorganization was in the best interests of Emerging Markets.

Tax Consequences of the Reorganization

Summary.    Emerging Markets and World Income will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither Emerging Markets nor World Income will recognize gain or loss on the transaction, and Emerging Markets shareholders will not recognize gain or loss upon receipt of World Income shares in the Reorganization.

General.    The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. Emerging Markets and World Income have elected and qualified for the special tax treatment afforded “regulated investment companies” under the Code, and World Income intends to continue to so qualify after the Reorganization. Emerging Markets and World Income shall have received an opinion of Sidley Austin Brown & Wood LLP, counsel to World Income and Emerging Markets, to the effect that for Federal income tax purposes: (i) the transfer of all of the assets of Emerging Markets to World Income in return solely for shares of World Income as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Emerging Markets and World Income will each be deemed to be a “party” to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Emerging Markets as a result of the asset transfer or on the distribution of shares of World Income to Emerging Markets stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to World Income as a result of the Reorganization; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Emerging Markets on the receipt of shares of World Income in return for their shares of Emerging Markets; (v) in accordance with Section 362(b) of the Code, the tax basis of Emerging Markets’ assets in the hands of World Income will be the same as the tax basis of such assets in the hands of Emerging Markets immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of World Income received by the stockholders of Emerging Markets in the Reorganization will be equal to the tax basis of the shares of Emerging Markets surrendered; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the shares of World Income will be determined by including the period for which such stockholder held the shares of Emerging Markets exchanged therefor provided, that such Emerging Markets shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, World Income’s holding period with respect to the Emerging Markets assets transferred will include the period for which such assets were held by Emerging Markets; and (ix) the taxable year of Emerging Markets will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, World Income will succeed to and take into account certain tax attributes of Emerging Markets, such as earnings and profits, capital loss carryovers and method of accounting.

Under Section 381(a) of the Code, World Income will succeed to and take into account certain tax attributes of Emerging Markets, including but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code, which would reduce the benefit of these attributes to World Income. As of June 30, 2002, each of Emerging Markets and World Income had net realized and unrealized capital losses. As a result of the Reorganization, and subject to certain limitations, the stockholders of each Fund may benefit from the ability of the Combined Fund to use such capital losses to offset any realized capital gains.

Stockholders should consult their tax advisors regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisors as to the foreign, state and local tax consequences of the Reorganization.

Status as a Regulated Investment Company.    Both Emerging Markets and World Income have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, World Income intends to continue to so qualify.

Appraisal Rights

Stockholders of Emerging Markets are not entitled to appraisal rights in connection with the Reorganization because Emerging Markets is an open-end investment company registered under the Investment Company Act and the value placed on its stock in the Reorganization is its net asset value.

Capitalization

The following table sets forth as of June 30, 2002 (unaudited), (i) the capitalization of Emerging Markets, (ii) the capitalization of World Income, and (iii) the pro forma capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

Capitalization of Emerging Markets and World Income and
Pro Forma Capitalization of Combined Fund as of June 30, 2002 (Unaudited)

Fund and Class	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Emerging Markets
Class A	$15,175,807	2,531,598	$5.99
Class B	$12,303,533	2,057,414	$5.98
Class C	$2,377,705	397,604	$5.98
Class D	$2,923,465	489,081	$5.98

World Income
Class A	$26,296,903	5,345,244	$4.92
Class B	$66,782,781	13,583,232	$4.92
Class C	$1,849,972	376,511	$4.91
Class D	$17,537,646	3,565,794	$4.92

Combined Fund*
Class A	$41,034,057	8,463,160	$4.85
Class B	$78,073,412	16,112,607	$4.85
Class C	$4,191,770	865,632	$4.84
Class D	$20,196,300	4,166,599	$4.85

*
Total Net Assets and Net Asset Value Per Share include the aggregate value of Emerging Markets’ net assets which would have been transferred to World Income had the Reorganization taken place on June 30, 2002. The data reflects the charge for estimated Reorganization expenses of $240,500 of which $114,200 is attributable to World Income and $126,300 is attributable to Emerging Markets and assumes the distribution of undistributed net investment income of $1,511,773 attributable to World Income. No assurance can be given as to how many shares of World Income will be issued on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of World Income that actually will be issued on or after such date.

INFORMATION CONCERNING THE MEETING

Date, Time and Place of Meeting

The Meeting will be held on January 13, 2003, at the offices of MLIM, 800 Scudders Mill Road, Plainsboro, New Jersey at 10:00 a.m., Eastern Time.

Solicitation, Revocation and Use of Proxies

A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Emerging Markets. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” the approval of the Agreement and Plan and the Reorganization.

It is not anticipated that any matters will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

Only holders of record of shares of Emerging Markets as of the close of business on October 28, 2002 (the “Record Date”) are entitled to vote at the Meeting or any adjournment thereof. As of the close of business on the Record Date, there were 5,045,103 shares of Emerging Markets issued and outstanding and entitled to vote (2,435,082 of Class A shares; 1,856,173 of Class B shares; 279,108 of Class C shares; and 474,740 of Class D shares).

Security Ownership of Certain Beneficial and Registered Owners and of Management of Emerging Markets and World Income

To the knowledge of Emerging Markets, except as set forth in Exhibit III to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of Emerging Markets’ outstanding shares as of the Record Date.

At the Record Date, the Directors and officers of Emerging Markets as a group (8 persons) owned an aggregate of less than 1% of the outstanding shares of Emerging Markets and owned less than 1% of the outstanding shares of common stock of ML & Co.

To the knowledge of World Income, except as set forth in Exhibit III to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of World Income’s outstanding shares as of the Record Date.

At the Record Date, the Directors and officers of World Income as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of World Income and owned less than 1% of the outstanding shares of common stock of ML & Co.

Voting Rights and Required Vote

For purposes of this Proxy Statement and Prospectus, each share of each class of Emerging Markets is entitled to one vote. Assuming a quorum is present at the meeting, approval of the Agreement and the Plan and the Reorganization requires the affirmative vote of Emerging Markets stockholders, voting together a single class, representing a majority of the outstanding shares entitled to be voted thereon.

A quorum for purposes of the Meeting consists of one-third of the shares of Emerging Markets entitled to be cast at that Meeting, present in person or by proxy. If, by the time scheduled for a Meeting, the required quorum of Emerging Markets’ stockholders is not present or if a quorum is present but sufficient votes to approve or disapprove the Agreement and Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Emerging Markets, present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the stockholders of Emerging Markets.

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus and the expenses related to solicitation of proxies to be voted at the Meeting will be borne by Emerging Markets. Emerging Markets will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Emerging Markets and will reimburse certain persons that Emerging Markets may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Emerging Markets.

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Emerging Markets. Emerging Markets has retained Georgeson Shareholder, 1-866-204-4722, to aid in the solicitation of proxies, at a cost to be borne by Emerging Markets of approximately $5,000, plus approximately $5,486 in out-of-pocket expenses.

Broker-dealer firms, including Merrill Lynch, holding shares of Emerging Markets in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto, that Emerging Markets and World Income, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

Each Fund files reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by each Fund can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including each Fund, that file electronically with the Commission.

LEGAL PROCEEDINGS

There are no material legal proceedings to which either Fund is a party.

LEGAL OPINIONS

Certain legal matters and tax matters in connection with the Reorganization will be passed upon for World Income and Emerging Markets by Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019-6018, counsel for each Fund.

EXPERTS

The financial highlights for the fiscal years ended December 31 of Emerging Markets and World Income, included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York, 10281-1008. Deloitte & Touche LLP will remain as the independent auditors for the Combined Fund after the Reorganization.

STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at any subsequent meeting of the stockholders of Emerging Markets must be received by Emerging Markets in a reasonable time before the solicitation relating to such meeting is to be made by the Board of Emerging Markets in order to be considered in Emerging Markets’ proxy statement and form of proxy relating to the meeting. The persons named as proxies in future proxy materials of Emerging Markets may exercise discretionary authority with respect to any stockholder proposal presented at any subsequent stockholder meeting if written notice of such proposal has not been received by Emerging Markets a reasonable time before Emerging Markets begins to mail the proxy solicitation materials to be used in connection with such meeting. Written proposals with regard to Emerging Markets should be sent to the Secretary of Emerging Markets at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. If the Reorganization is approved, it is unlikely that there will be any future meetings of Emerging Markets’ stockholders.

By Order of the Board of Directors,

BRADLEY J. LUCIDO
Secretary,
Merrill Lynch Emerging Markets Debt Fund, Inc.

EXHIBIT I

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the 8th day of November, 2002, by and between Merrill Lynch World Income Fund, Inc., a Maryland corporation (“World Income”), and Merrill Lynch Emerging Markets Debt Fund, Inc., a Maryland corporation (“Emerging Markets” and, together with World Income, the “Funds”).

PLAN OF REORGANIZATION

The reorganization will comprise the acquisition by World Income of substantially all of the assets, and the assumption by World Income of substantially all of the liabilities, of Emerging Markets in exchange solely for an equal aggregate value of newly issued shares, with a par value of $.10 per share, of World Income, the subsequent distribution of Corresponding Shares (as defined below) of World Income to the stockholders of Emerging Markets in return for their shares of common stock, par value $.10 per share, of Emerging Markets, in liquidation of Emerging Markets, and the deregistration and dissolution of Emerging Markets, all upon and subject to the terms hereinafter set forth (collectively, the “Reorganization”).

In the course of the Reorganization, shares of World Income will be distributed to stockholders as follows: each holder of Emerging Markets shares will be entitled to receive shares of the corresponding class of shares of World Income (the “Corresponding Shares”) as such stockholder held in Emerging Markets as of the Valuation Time (as defined below). The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any, shall apply to the Corresponding Shares as applied to shares of Emerging Markets as of the Valuation Time (as defined below). The aggregate net asset value of the Corresponding Shares of World Income to be received by each stockholder of Emerging Markets will equal the aggregate net asset value of the Emerging Markets shares owned by such stockholder as of the Valuation Time. In consideration therefor, on the Closing Date (defined below), World Income shall acquire substantially all of Emerging Markets’ assets and assume substantially all of Emerging Markets’ liabilities, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

As promptly as practicable after the Closing Date, Emerging Markets shall be dissolved in accordance with the laws of the State of Maryland and shall terminate its registration under the Investment Company Act of 1940 (the “1940 Act”).

AGREEMENT

In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, World Income and Emerging Markets hereby agree as follows:

1.  Representations and Warranties of World Income.

World Income represents and warrants to, and agrees with, Emerging Markets that:

(a)  World Income is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets, to receive the assets and assume the liabilities of Emerging Markets, and to carry out this Agreement. World Income has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)  World Income is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-5603), and such registration has not been revoked or rescinded and is in full force and effect. World Income has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

(c)  Emerging Markets has been furnished with a statement of assets and liabilities and a schedule of investments of World Income, each as of December 31, 2001, said financial statements having been audited by Deloitte & Touche LLP, independent auditors. Emerging Markets has been furnished with an unaudited statement of assets and liabilities and an unaudited schedule of investments of World Income, each as of June 30, 2002. An unaudited statement of assets and liabilities of World Income and an unaudited schedule of investments of World Income, each as of the Valuation Time (defined below), will be furnished to Emerging Markets at or prior to the Closing Date for the purpose of determining the number of Corresponding Shares of World Income to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of World Income as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  Emerging Markets has been furnished with World Income’s Annual Report to Stockholders for the year ended December 31, 2001 and the financial statements appearing therein fairly present the financial position of World Income as of the date indicated in conformity with accounting principles generally accepted in the United States of America.

(e)  Emerging Markets has been furnished with World Income’s Semi-Annual Report to Stockholders for the six months ended June 30, 2002 and the financial statements appearing therein fairly present the financial position of World Income as of the date indicated in conformity with accounting principles generally accepted in the United States of America.

(f)  Emerging Markets has been furnished with the prospectus and statement of additional information of World Income, each dated April 25, 2002, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)  World Income has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Directors of World Income, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h)  There are no material legal, administrative or other proceedings pending or, to the knowledge of World Income, threatened against it which assert liability on the part of World Income or which materially affect its financial condition or its ability to consummate the Reorganization. World Income is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i)  World Income is not a party to nor obligated under any provision of its Articles of Incorporation, as amended, restated and supplemented, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(j)  There are no material contracts outstanding to which World Income is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Emerging Markets prior to the Valuation Time.

(k)  World Income has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of World Income’s most recent annual or semi-annual report to stockholders, and those incurred in connection with the Reorganization. As of the Valuation Time, World Income will advise Emerging Markets in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, of World Income.

(l)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by World Income of the Reorganization, except such as may be required under the Securities Act of 1933 (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia, Guam and Puerto Rico).

(m)  The registration statement filed by World Income on Form N-14 relating to the shares of World Income to be issued pursuant to this Agreement, which includes the proxy statement of Emerging Markets and the prospectus of World Income with respect to the transaction contemplated hereby, and any supplement, or amendment thereto or to the documents therein (collectively, the “N-14 Registration Statement”), on its effective date, at the time of the stockholders’ meeting referred to in Section 6(a) of this Agreement, and at the Closing Date, insofar as it relates to World Income (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by World Income for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

(n)  World Income is authorized to issue 4,000,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock; each such share class consists of 1,000,000,000 authorized shares; each outstanding share is fully paid and nonassessable and has full voting rights.

(o)  The shares of World Income to be issued to Emerging Markets and distributed to shareholders of Emerging Markets pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of World Income will have any preemptive right of subscription or purchase in respect thereof.

(p)  At or prior to the Closing Date, the shares of World Income to be issued to Emerging Markets and distributed to shareholders of Emerging Markets on the Closing Date will be duly qualified for offer and sale to the public in all states of the United States in which the sale of shares of Emerging Markets presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(q)  At or prior to the Closing Date, World Income will have obtained any and all regulatory, Board, stockholder and other approvals necessary to issue the Corresponding Shares of World Income to Emerging Markets for distribution to Emerging Markets’ stockholders.

2.  Representations and Warranties of Emerging Markets.

Emerging Markets represents and warrants to, and agrees with, World Income that:

(a)  Emerging Markets is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets, to transfer its assets and liabilities to World Income, and to carry out this Agreement. Emerging Markets has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)  Emerging Markets is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-7794), and such registration has not been revoked or rescinded and is in full force and effect. Emerging Markets has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify for its taxable year ending upon liquidation.

(c)  As used in this Agreement, the term “Investments” shall mean (i) the investments of Emerging Markets shown on its schedule of investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to World Income, and (ii) all other assets owned by Emerging Markets or liabilities incurred as of the Valuation Time.

(d)  Emerging Markets has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Board of Directors of Emerging Markets and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e)  World Income has been furnished with a statement of assets and liabilities and a schedule of investments of Emerging Markets, each as of December 31, 2001, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. World Income has been furnished with an unaudited statement of assets and liabilities and an unaudited schedule of investments of World Income, each as of June 30, 2002. An unaudited statement of assets and liabilities of Emerging Markets and an unaudited schedule of investments of Emerging Markets, each as of the Valuation Time, will be furnished to World Income at or prior to the Closing Date for the purpose of determining the number of Corresponding Shares of World Income to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Emerging Markets as of the Valuation Time in conformity with accounting principles generally accepted in the United States of America.

(f)  World Income has been furnished with Emerging Markets’ Annual Report to Stockholders for the year ended December 31, 2001 and the financial statements appearing therein fairly present the financial position of Emerging Markets as of the dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(g)  World Income has been furnished with Emerging Markets Semi-Annual Report to Stockholders for the six months ended June 30, 2002 and the financial statements appearing therein fairly present the financial position of Emerging Markets as of the dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(h)  World Income has been furnished with the prospectus and statement of additional information of Emerging Markets, each dated April 12, 2002, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i)  There are no material legal, administrative or other proceedings pending or, to the knowledge of Emerging Markets, threatened against it which assert liability on the part of Emerging Markets or which materially affect its financial condition or its ability to consummate the Reorganization. Emerging Markets is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(j)  There are no material contracts outstanding to which Emerging Markets is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to World Income prior to the Valuation Time.

(k)  Emerging Markets is not a party to nor obligated under any provision of its Articles of Incorporation, as amended, restated and supplemented, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(l)  Emerging Markets has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent annual or semi-annual report to stockholders and those incurred in connection with the Reorganization. As of the Valuation Time, Emerging Markets will advise World Income in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(m)  Emerging Markets has filed, or has obtained extensions to file, all Federal, state and local tax returns that are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Emerging Markets have been adequately provided for on its books, and no tax deficiency or liability of Emerging Markets has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n)  At both the Valuation Time and the Closing Date, Emerging Markets will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Closing Date, subject only to the delivery of the Investments as contemplated by this Agreement, Emerging Markets will have good and marketable title to all of the Investments, and World Income will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

(o)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Emerging Markets of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(p)  The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meeting referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to Emerging Markets, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Emerging Markets for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

(q)  Emerging Markets is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each such share class consists of 100,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

(r)  The books and records of Emerging Markets made available to World Income and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Emerging Markets.

(s)  Emerging Markets will not sell or otherwise dispose of any of the Corresponding Shares of World Income to be received in the Reorganization, except in distribution to the stockholders of Emerging Markets.

(t)  At or prior to the Closing Date, Emerging Markets will have obtained any and all regulatory, Board, stockholder, and other approvals necessary to effect the Reorganization as set forth herein.

3.  The Reorganization.

(a)  Subject to receiving the requisite approval of the stockholders of Emerging Markets, and to the other terms and conditions contained herein, Emerging Markets agrees to convey, transfer and deliver to World Income and World Income agrees to acquire from Emerging Markets, on the Closing Date, all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Emerging Markets, and to assume substantially all of the liabilities of Emerging Markets, in return solely for that number of shares of World Income calculated in accordance with Section 4 of this Agreement. Pursuant to this Agreement, on the Closing Date or as soon as practicable thereafter, Emerging Markets will distribute all Corresponding Shares of World Income received by it to its stockholders in return for their corresponding Emerging Markets shares. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of World Income in the amounts due the stockholders of Emerging Markets based on their respective holdings in Emerging Markets as of the Valuation Time.

(b)  Emerging Markets will pay or cause to be paid to World Income any interest or dividends it   receives on or after the Closing Date with respect to the Investments transferred to World Income hereunder.

(c)  The Valuation Time shall be 4:00 p.m., Eastern time, on March 28, 2003, or such earlier or later day and time as may be agreed upon by the parties hereto in writing (the “Valuation Time”).

(d)  World Income will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, Emerging Markets, except that recourse for such liabilities will be limited to the net assets of Emerging Markets acquired by World Income. The known liabilities of Emerging Markets as of the Valuation Time shall be confirmed in writing to World Income by Emerging Markets pursuant to Section 2(l) of this Agreement.

(e)  World Income and Emerging Markets will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any other such instrument as may be required by the State of Maryland to effect the transfer of the Investments to World Income.

(f)  Emerging Markets will be dissolved following the Closing Date by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland and any such reports (including tax reports) or other instruments as may be required by the State of Maryland in connection with such dissolution.

4.  Issuance and Valuation of Shares of World Income in the Reorganization.

Full shares of World Income, and to the extent necessary, fractional shares of World Income, of an aggregate net asset value equal to the value of the assets of Emerging Markets acquired, determined as hereinafter provided, reduced by the amount of liabilities of Emerging Markets assumed by World Income, shall be issued by World Income in exchange for such assets of Emerging Markets. The net asset value of Emerging Markets and World Income shall be determined as of the Valuation Time in accordance with the procedures described in the prospectus and statement of additional information of World Income, each dated April 25, 2002. Such valuation and determination shall be made by World Income in cooperation with Emerging Markets. World Income shall issue Class A, Class B, Class C and Class D shares of World Income to Emerging Markets by the opening of a stockholder account (one in respect of each class) on the stock ledger records of World Income registered in the name of Emerging Markets. Emerging Markets shall distribute Corresponding Shares of World Income to its stockholders by indicating the registration of such shares in the name of such Emerging Markets’ stockholders in the amounts due such stockholders based on their respective holdings in Emerging Markets as of the Valuation Time.

5.  Payment of Expenses.

(a)  The expenses of the Reorganization that are directly attributable to Emerging Markets and the conduct of its business will be deducted from the assets of Emerging Markets as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the meeting of Emerging Markets stockholders and the expenses related to the solicitation of proxies to be voted at such meeting. The expenses of the Reorganization that are directly attributable to World Income and the conduct of its business will be deducted from the assets of World Income as of the Valuation Time. The expenses are expected to include the costs of printing sufficient copies of its Prospectus, and its most recent Annual Report and Semi-Annual Report to accompany the Proxy Statement and Prospectus. The expenses of the Reorganization, including, but not limited to, expenses in connection with obtaining an opinion of counsel with respect to the tax consequences of the Reorganization, the preparation of this Agreement, legal fees, transfer agent and audit fees, will be borne equally by each Fund.

(b)  If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6.  Covenants of World Income and Emerging Markets.

(a)  Emerging Markets agrees to call a meeting of its stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the approval of this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of a majority of the shares of Emerging Markets issued and outstanding and entitled to vote thereon, voting together as a single class, shall have approved this Agreement at such a meeting at or prior to the Valuation Time.

(b)  Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(c)  Emerging Markets agrees that following the Closing Date, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Corresponding Shares of World Income other than to its stockholders without first paying or adequately providing for the payment of all of Emerging Markets’ liabilities not assumed by World Income, if any, and on and after the Closing Date it shall not conduct any business except in connection with its dissolution and deregistration under the 1940 Act.

(d)  Emerging Markets undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Emerging Markets has ceased to be a registered investment company.

(e)  World Income will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. World Income and Emerging Markets agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(f)  World Income has no plan or intention to sell or otherwise dispose of the assets of Emerging Markets to be acquired pursuant to the Reorganization, except for dispositions made in the ordinary course of business.

(g)  The Funds agree that by the Closing Date, all Federal and other tax returns and reports required to be filed on or before such date shall have been filed by each such Fund and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining any liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. World Income agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Emerging Markets for its taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, Emerging Markets shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Emerging Markets with respect to Emerging Markets’ final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Emerging Markets (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by Emerging Markets to the extent such expenses have been accrued by Emerging Markets in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by World Income at the time such tax returns and Forms 1099 are prepared.

(h)  Emerging Markets agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with applicable notice requirements thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(i)  Following the consummation of the Reorganization, World Income expects to stay in existence and continue its business as an open-end management investment company registered under the 1940 Act.

(j)  World Income agrees to comply with the recordkeeping requirements of Rule 17a-8(a)(5) under the 1940 Act after the Reorganization.

7.  Closing Date.

(a)  Delivery of the assets of Emerging Markets to be transferred, together with any other Investments, and the Corresponding Shares of World Income to be issued, shall be made at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue New York, N.Y. 10019, at 10:00 a.m. Eastern time on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any Investments, for any reason, are not transferable on the Closing Date, Emerging Markets shall cause such Investments to be transferred to World Income’s account with State Street Bank and Trust Company at the earliest practicable date thereafter.

(b)  Emerging Markets will deliver to World Income on the Closing Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to World Income hereunder, certified by Deloitte & Touche LLP.

(c)  As soon as practicable after the close of business on the Closing Date, Emerging Markets shall deliver to World Income a list of the names and addresses of all of the stockholders of record of Emerging Markets on the Closing Date and the number of shares of common stock of Emerging Markets owned by each such stockholder, certified to the best of its knowledge and belief by the transfer agent for Emerging Markets or by its President.

8.  Emerging Markets Conditions.

The obligations of Emerging Markets hereunder shall be subject to the following conditions:

(a)  That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of a majority of the shares of Emerging Markets, issued and outstanding and entitled to vote thereon, voting together as a single class, and by the Board of Directors of each Fund, including a majority of the independent Directors of each Fund; and that World Income shall have delivered to Emerging Markets a copy of the resolution approving this Agreement adopted by World Income’s Board of Directors, certified by the Secretary of World Income.

(b)  That World Income shall have furnished to Emerging Markets a statement of World Income’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on World Income’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by World Income’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of World Income since the date of World Income’s most recent annual or semi-annual report to stockholders, other than changes in its portfolio securities since the date of such report or changes in the market value of its portfolio securities.

(c)  That World Income shall have furnished to Emerging Markets a certificate signed by World Income’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of World Income made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that World Income has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)  That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)  That Emerging Markets shall have received an opinion of Sidley Austin Brown & Wood LLP, as counsel to World Income, in form and substance satisfactory to Emerging Markets and dated the Closing Date, to the effect that (i) World Income is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of World Income to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and fully paid and nonassessable by World Income, and no stockholder of World Income has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended, restated and supplemented of World Income, or the by-laws, as amended, of World Income or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by World Income, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended, restated and supplemented, of World Income, the by-laws, as amended, of World Income, or any agreement (known to such counsel) to which either World Income or Emerging Markets is a party or by which either World Income or Emerging Markets is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) Emerging Markets has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Emerging Markets will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by World Income of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, as of its effective date, appears on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (x) World Income, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on World Income or its stockholders; (xi) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against World Income, the unfavorable outcome of which would materially and adversely affect World Income or Emerging Markets; (xii) all corporate actions required to be taken by World Income to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of World Income; and (xiii) such opinion is solely for the benefit of World Income and its Directors and officers.

(f)  That Emerging Markets shall have received a letter from Sidley Austin Brown & Wood LLP, as counsel to World Income, in form and substance satisfactory to Emerging Markets and dated the Closing Date, to the effect that (i) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that caused them to believe that, on the effective date of the N-14 Registration Statement, (1) the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to World Income required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to World Income necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to World Income contained or incorporated by reference in the N-14 Registration Statement; and (iii) such letter is solely for the benefit of Emerging Markets and its Directors and officers. In giving the letter set forth above, Sidley Austin Brown & Wood LLP may state that it is relying on certificates of officers of World Income with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the incorporating existence, and good standing of World Income.

(g)  That Emerging Markets shall have received an opinion of Sidley Austin Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of Emerging Markets to World Income in exchange solely for Corresponding Shares of World Income as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Emerging Markets and World Income will each be deemed to be a “party” to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Emerging Markets as a result of the asset transfer solely in exchange for Corresponding Shares of World Income or on the distribution of the World Income stock to Emerging Markets stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to World Income on the receipt of assets of Emerging Markets in exchange for World Income shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Emerging Markets on the receipt of Corresponding Shares of World Income in exchange for their shares of Emerging Markets; (v) in accordance with Section 362(b) of the Code, the tax basis of the Emerging Markets assets in the hands of World Income will be the same as the tax basis of such assets in the hands of Emerging Markets immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of World Income received by the stockholders of Emerging Markets in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of Emerging Markets surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Corresponding Shares of World Income will be determined by including the period for which such stockholder held the shares of Emerging Markets exchanged therefor, provided, that such Emerging Markets shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, World Income’s holding period with respect to the Emerging Markets assets transferred will include the period for which such assets were held by Emerging Markets; and (ix) the taxable year of Emerging Markets will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, World Income will succeed to and take into account certain tax attributes of Emerging Markets, such as earnings and profits, capital loss carryovers and method of accounting.

(h)  That all proceedings taken by World Income and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Emerging Markets.

(i)  That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Emerging Markets or World Income, be contemplated by the Commission.

(j)  That Emerging Markets shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to Emerging Markets, to the effect that (i) Deloitte & Touche LLP are independent auditors with respect to World Income within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of World Income included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Emerging Markets and World Income and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of World Income included in the N-14 Registration Statement, and inquiries of certain officials of World Income responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Emerging Markets and World Income and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to World Income appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) if any, has been obtained from the accounting records of World Income or from schedules prepared by officials of World Income having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(k)  That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of World Income or would prohibit the Reorganization.

(l)  That Emerging Markets shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP, as counsel to Emerging Markets, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9.  World Income Conditions.

The obligations of World Income hereunder shall be subject to the following conditions:

(a)  That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of each Fund, including a majority of the independent directors of each Fund, and by the affirmative vote of the holders of a majority of the shares of common stock of Emerging Markets issued and outstanding and entitled to vote thereon, voting together as a single class; and that Emerging Markets shall have delivered to World Income a copy of the resolution approving this Agreement adopted by Emerging Markets’ Board of Directors, and a certificate setting forth the vote Emerging Markets stockholders obtained, each certified by the Secretary of Emerging Markets.

(b)  That Emerging Markets shall have furnished to World Income a statement of Emerging Markets’ assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Emerging Markets’ behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Emerging Markets’ President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Emerging Markets since the date of Emerging Markets’ most recent annual or semi-annual report to stockholders, other than changes in the Investments since the date of such report or changes in the market value of the Investments.

(c)  That Emerging Markets shall have furnished to World Income a certificate signed by Emerging Markets’ President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of Emerging Markets made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Emerging Markets has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d)  That Emerging Markets shall have delivered to World Income a letter from Deloitte & Touche LLP, dated the Closing Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Emerging Markets for the year ended December 31, 2001 (which returns originally were prepared and filed by Emerging Markets), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Emerging Markets for the period covered thereby; and that for the period from January 1, 2002, to and including the Closing Date and for any taxable year of Emerging Markets ending upon the liquidation of Emerging Markets, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from January 1, 2002, to and including the Closing Date and for any taxable year of Emerging Markets ending upon the liquidation of Emerging Markets or that Emerging Markets would not continue to qualify as a RIC for Federal income tax purposes for the tax years in question.

(e)  That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f)  That World Income shall have received an opinion of Sidley Austin Brown & Wood LLP, as counsel to Emerging Markets, in form and substance satisfactory to World Income and dated the Closing Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as World Income reasonably may deem necessary or desirable.

(g)  That World Income shall have received a letter from Sidley Austin Brown & Wood LLP, as counsel to Emerging Markets, in form and substance satisfactory to World Income and dated the Closing Date, with respect to the matters specified in Section 8(f) of this Agreement and such other matters as World Income reasonably may deem necessary or desirable.

(h)  That World Income shall have received an opinion of Sidley Austin Brown & Wood LLP with respect to the matters specified in Section 8(g) of this Agreement.

(i)  That World Income shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to World Income, to the effect that (i) they are independent public accountants with respect to Emerging Markets within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Emerging Markets included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Emerging Markets and World Income and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Emerging Markets included in the N-14 Registration Statement, and inquiries of certain officials of Emerging Markets responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by World Income and Emerging Markets and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Emerging Markets appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars), if any, has been obtained from the accounting records of Emerging Markets or from schedules prepared by officials of Emerging Markets having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j)  That the assets to be transferred to World Income shall not include any assets or liabilities which World Income, by reason of charter limitations, investment policies, or otherwise, may not properly acquire or assume.

(k)  That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Emerging Markets or World Income, be contemplated by the Commission.

(l)  That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Emerging Markets or would prohibit the Reorganization.

(m)  That World Income shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP, as counsel to World Income, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

(n)  That all proceedings taken by Emerging Markets and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to World Income.

(o)  That prior to the Closing Date, Emerging Markets shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

10.  Termination, Postponement and Waivers.

(a)  Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Emerging Markets) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Directors of Emerging Markets and World Income; (ii) by the Board of Directors of Emerging Markets if any condition to Emerging Markets’ obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of World Income if any condition to World Income’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b)  If the transactions contemplated by this Agreement have not been consummated by September 30, 2003, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of Emerging Markets and World Income.

(c)  In the event of termination of this Agreement pursuant to the provisions hereof, this Agreement shall become void and have no further effect, and there shall not be any liability on the part of either Emerging Markets or World Income or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

(d)  At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Emerging Markets or World Income, respectively (whichever is entitled to the benefit of this Agreement), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Board of Directors of World Income has delegated to Fund Asset Management, L.P. (“FAM”) and the Board of Directors of Emerging Markets has delegated to Merrill Lynch Investment Managers, L.P. (“MLIM”) the ability to make non-material changes to the transaction contemplated hereby if FAM or MLIM, as the case may be, deems it to be in the best interests of World Income or Emerging Markets, as the case may be, to do so.

(e)  The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire and terminate on the Closing Date and neither Emerging Markets nor World Income nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director or trustee, agent or stockholder of Emerging Markets or World Income against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)  If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of Emerging Markets and World Income to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Emerging Markets unless such terms and conditions shall result in a change in the method of computing the number of shares of World Income to be issued to Emerging Markets in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Emerging Markets prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be adopted and shall terminate unless Emerging Markets promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

11.  Other Matters.

(a)  Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), World Income will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH WORLD INCOME FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to World Income’s transfer agent with respect to such shares. Emerging Markets will provide World Income on the Closing Date with the name of any Emerging Markets stockholder who is to the knowledge of Emerging Markets an affiliate of Emerging Markets on such date.

(b)  All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(c)  Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to Emerging Markets or World Income, in either case at P.O. Box 9011, Princeton, New Jersey 08543-9011, Attn: Terry K. Glenn, President.

(d)  This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(e)  Copies of the Articles of Incorporation, as amended, restated and supplemented, as applicable, of each of Emerging Markets and World Income are on file with the Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MERRILL LYNCH WORLD INCOME FUND, INC.

By:	/s/ TERRY K. GLENN
(Terry K. Glenn, President)

Attest:

/s/ DAVID CLAYTON
(David Clayton, Secretary)

MERRILL LYNCH EMERGING MARKETS DEBT FUND, INC.

By:	/s/ Terry K. Glenn
(Terry K. Glenn, President)

Attest:

/s/ BRADLEY J. LUCIDO
(Bradley J. Lucido, Secretary)

EXHIBIT II

INFORMATION PERTAINING TO DIRECTORS

Certain biographical and other information relating to the non-interested Directors of World Income is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P. (“FAM”), (“MLIM/FAM-advised Funds”) and other public directorships:

Name, Address** and Age	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
James H. Bodurtha (58)	Director	Director since 1995
Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Partner, Squire, Sanders & Dempsey from 1980 to 1993; Chairman of the Board of Directors, Berkshire Holding Corporation since 1980.
				42 registered investment companies consisting of 62 portfolios	None

Joe Grills (67)	Director	Director since 2002
Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.
				42 registered investment companies consisting of 62 portfolios	Kimco Realty Corporation

Name, Address** and Age	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Herbert I. London (63)	Director	Director since 1988
John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.
				42 registered investment companies consisting of 62 portfolios	None

André F. Perold (50)	Director	Director since 1998
Harvard Business School: George Gund Professor of Finance and Banking since 2000; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, Commonfund from 1989 to 2001; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Stockback.com since 2000; Director, Sanlam Limited since 2001; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com from 2000 to 2001; Director, Quantec Limited from 1991 to 1999.
				42 registered investment companies consisting of 62 portfolios	None

Roberta Cooper Ramo (59)	Director	Director since 2000
Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.
				42 registered investment companies consisting of 62 portfolios	None

Robert S. Salomon, Jr. (65)	Director	Director since 2002
Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity of Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.
				42 registered investment companies consisting of 62 portfolios	None

Name, Address** and Age	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Melvin R. Seiden (71)	Director	Director since 2002	Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.	42 registered investment companies consisting of 62 portfolios	None

Stephen B. Swensrud (69)	Director	Director since 2002
Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.
				42 registered investment companies consisting of 62 portfolios	None

*
Each Director serves until his or her successor is elected or qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute or until December 31 of the year in which he or she turns 72.

**	The address of each Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

Certain biographical and other information relating to the Director who is an officer and an “interested person” of the Fund as defined in the Investment Company Act (the “interested Director”) and to the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised Funds and public directorships held.

Name, Address† and Age	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM— Advised Funds and Portfolios Overseen	Public Directorships
Terry K. Glenn†† (62)	President and Director**	President and Director since 1999
Chairman (Americas Region) of MLIM since 2000; Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors) since 1983; President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.
				118 registered investment companies consisting of 169 portfolios	None

Donald C. Burke (41)	Vice President and Treasurer	Vice President and Treasurer since 1999
First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM since 1990.
				118 registered investment companies consisting of 169 portfolios	None

B. Daniel Evans (57)	Vice President and Co-Portfolio Manager	Vice President since 2002; Co-Portfolio Manager since 2001	Director of MLIM since 2000; Vice President of MLIM from 1995 to 2000.	7 registered investment companies consisting of 10 portfolios	None

Romualdo Roldan (53)	Vice President and Co-Portfolio Manager	Vice President and Co-Portfolio Manager since 1999	Vice President of MLIM since 1998; Portfolio Manager of MLIM since 1999; Senior Vice President, Santander Investments from 1995 to 1998.	2 registered investment companies consisting of 2 portfolios	None

David Clayton (35)	Secretary	Secretary since 2002	Vice President of MLIM since 2000; Attorney in private practice from 1995 to 2000.	9 registered investment companies consisting of 11 portfolios	None

†	The address for each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011
††	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Fund based on his positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P.
*	Elected by and serves at the pleasure of the Board of Directors of the Fund.
**
As a Director Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in the Fund’s by-laws, charter or by statute.

Share Ownership.    Information relating to each Director’s share ownership in World Income, Emerging Markets and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director as of August 31, 2002 is set forth in the chart below:

Name of Director	Aggregate Dollar Range of Equity in World Income	Aggregate Dollar Range of Equity in Emerging Markets	Aggregate Dollar Range of Securities in All Registered Funds Overseen by Director in Merrill Lynch Family of Funds
Interested Director:
Terry K. Glenn	$1-$10,000	$0	Over $100,000
Non-Interested Directors:
James H. Bodurtha	$0	$0	$50,001-$100,000
Joe Grills	$0	$0	Over $100,000
Herbert I. London	$10,001-$50,000	$0	$50,001-$100,000
André F. Perold	$0	$0	$0
Roberta Cooper Ramo	$0	$0	Over $100,000
Robert S. Salomon, Jr.	$0	$0	$0
Melvin R. Seiden	$0	$0	$1-$10,000
Stephen B. Swensrud	$0	$0	$0

As of August 31, 2002, the Directors and officers of World Income as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2001, none of the non-interested Directors of the Fund nor any of their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. (“ML & Co.”).

As of August 31, 2002, the Directors and officers of World Income as a group owned an aggregate of less than 1% of the outstanding shares of Emerging Markets.

Compensation of Directors

World Income pays each non-interested Director a combined fee for service on the Board and the Committee of $1,260 per year plus $80 per in person Board meeting attended and $80 per in person Committee meeting attended. The Fund reimburses each non-interested Director for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings. The Committee met four times during the fiscal year ended December 31, 2001.

The following table shows the compensation earned by the non-interested Directors for the fiscal year ended December 31, 2001 and the aggregate compensation paid to them by all MLIM/FAM-advised funds for the calendar year ended December 31, 2001. During such periods the Directors were paid under a different compensation schedule than that described above.

Name	Position with Fund	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund and Other MLIM/FAM-Advised Funds
James H. Bodurtha	Director	$2,950	None	None	$160,000
Joe Grills*	Director	N/A	N/A	N/A	$259,500
Herbert I. London	Director	$2,950	None	None	$160,000
Joseph L. May**	Director	$2,950	None	None	$160,000
André F. Perold	Director	$2,950	None	None	$160,000
Roberta Cooper Ramo	Director	$2,950	None	None	$160,000
Robert S. Salomon, Jr.*	Director	N/A	N/A	N/A	$222,000
Melvin R. Seiden*	Director	N/A	N/A	N/A	$222,000
Stephen B. Swensrud*	Director	N/A	N/A	N/A	$406,083

*	Did not serve as a Director in the fiscal year ended December 31, 2001.
**	Joseph L. May retired as a Director on December 31, 2001.

EXHIBIT III

SECURITY OWNERSHIP

To the knowledge of World Income, the following persons or entities owned beneficially or of record 5% or more of any class of World Income’s shares as of the Record Date:

World Income

	Percentage of Class Owned				Percentage of Fund Owned	Owned
Shareholder Name and Address*	Class A	Class B	Class C	Class D		Beneficially	Of Record
Dr. Sim Fass and Mrs. Esther Fass JTWROS	—	—	17.97%	—	.31%	✓
Pulica Ltd.	—	—	5.40%	—	.09%	✓

*	The address for each stockholder listed above is: c/o Merrill Lynch World Income Fund, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

To the knowledge of Emerging Markets, the following persons or entities owned beneficially or of record 5% or more of any class of Emerging Markets’ shares as of the Record Date:

	Percentage of Class Owned				Percentage of Fund Owned	Owned
Shareholder Name and Address*	Class A	Class B	Class C	Class D		Beneficially	Of Record
Merrill Lynch Trust Co., FSB (1) TTEE FBO Merrill Lynch	9.61%	—	—	—	4.64%		✓

Dr. Sim Fass and Mrs. Esther Fass JTWROS	—	—	20.71%	—	1.15%	✓

Mr. Mark Rabinowitz and Ms. Sheri Stein TIC	—	—	10.23%	—	.57%	✓

Jane L. Anderson Rote TTEE U/W Christiaan J.D. Rote Jane L. Anderson Rote TRUST C Bypass Trust	—	—	6.62%	—	.37%	✓

Jane L. Anderson Rote TTEE U/W Christiaan J.D. Rote Jane L. Anderson Rote TRUST B Marital Trust	—	—	5.82%	—	.32%	✓

Mr. William Holskin and Mrs. Frances Holskin JTWROS	—	—	5.71%	—	.32%	✓

Lawrence Orbach TTEE U/A DTD 12/21/1994 By Lawrence Orbach	—	—	5.44%%	—	.30%	✓

Mr. S. Elwood Halterman IRA FBO Mr. S. Elwood Halterman	—	—	—	5.65%	.53%	✓

Larry P. Lowe IRA FBO Larry P. Lowe	—	—	—	5.21%	.49%	✓

*	The address for each stockholder listed above is: c/o Merrill Lynch Emerging Markets Debt Fund, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536.
(1)
Represents ownership by pension, 401(k) or similar retirement plans. Merrill Lynch Trust Company is the record owner only. The underlying plan participants have the authority to vote and to dispose of the shares. To the knowledge of the Funds, no underlying plan participant is the beneficial owner of 5% or more of any class of shares of the Funds.

III-1

EXHIBIT IV

DESCRIPTION OF CORPORATE BOND RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Long Term Ratings:  Bonds and Preferred Stock

Aaa
Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds and preferred stock which arc rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1)	Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2)	Notes allowing for negative coupons, or negative principal.

3)	Notes containing any provision which could obligate the investor to make any additional payments,

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Prime Rating System

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1    Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2    Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3    Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime    Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.

Description of Standard & Poor’s (“Standard & Poor’s”) Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long term obligations. The result is a dual rating, in which the short term ratings address the put feature, in addition to the usual long term rating. Medium term notes are assigned long term ratings.

Description of S&P’s Long Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligations is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ has a current vulnerability to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligations. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but nonpayments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated ‘D’ is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

STATEMENT OF ADDITIONAL INFORMATION

MERRILL LYNCH WORLD INCOME FUND, INC.
MERRILL LYNCH EMERGING MARKETS DEBT FUND, INC.
800 SCUDDERS MILL ROAD
PLAINSBORO, NEW JERSEY 08536
(609) 282-2800

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Merrill Lynch Emerging Markets Debt Fund, Inc. (“Emerging Markets”) and Merrill Lynch World Income Fund, Inc. (“World Income”) dated November 11, 2002 (the “Proxy Statement and Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling World Income at 1-800-995-6526, or by writing to World Income at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

Further information about World Income is contained in and incorporated by reference to its Statement of Additional Information, dated April 25, 2002, as amended and supplemented to date, which is incorporated by reference into and accompanies this Statement of Additional Information.

The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Emerging Markets and World Income, other material incorporated by reference herein, and other information regarding Emerging Markets and World Income.

General Information	SAI-2
Financial Statements	SAI-2
Pro Forma Combined Schedules of Investments (unaudited)	F-1
Pro Forma Combined Schedules of Assets and Liabilities (unaudited)	F-6
Pro Forma Combined Statement of Operations (unaudited)	F-7
Notes to Financial Statements	F-10

The date of this Statement of Additional Information is November 11, 2002

GENERAL INFORMATION

The stockholders of Emerging Markets are being asked to approve the acquisition by World Income of substantially all of the assets, and the assumption by World Income of substantially all of the liabilities, of Emerging Markets in return solely for an equal aggregate value of newly-issued shares of World Income (the “Reorganization”). World Income is an open-end management investment company organized as a Maryland corporation. A Special Meeting of Stockholders of Emerging Markets to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on January 13, 2003 at 10:00 a.m., Eastern Time.

For detailed information about the Reorganization, stockholders of Emerging Markets should refer to the Proxy Statement and Prospectus. For further information about World Income, stockholders should refer to World Income’s Statement of Additional Information, dated April 25, 2002, which accompanies this Statement of Additional Information and is incorporated by reference herein.

FINANCIAL STATEMENTS

Pro forma financial statements reflecting consummation of the Reorganization are included herein.

World Income

Audited financial statements and accompanying notes for the fiscal year ended December 31, 2001, and the independent auditor’s report thereon, dated February 15, 2002, of World Income are incorporated herein by reference from World Income’s Annual Report to Stockholders. Unaudited financial statements and accompanying notes of World Income for the six-month period ended June 30, 2002 are incorporated herein by reference from World Income’s Semi-Annual Report to Stockholders.

Emerging Markets

Audited financial statements and accompanying notes for the fiscal year ended December 31, 2001, and the independent auditor’s report thereon, dated February 14, 2002, of Emerging Markets are incorporated herein by reference from Emerging Markets’ Annual Report to Stockholders. Unaudited financial statements and accompanying notes of Emerging Markets for the six-month period ended June 30, 2002 are incorporated herein by reference from Emerging Markets’ Semi-Annual Report to Stockholders.

SAI-2

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH
WORLD INCOME FUND, INC. AND MERRILL LYNCH EMERGING MARKETS DEBT FUND, INC.
As of June 30, 2002 (unaudited)

				Value
AFRICA	Industries	Face Amount	Fixed-Income Investments	World Income	Emerging Markets	Pro Forma for Combined Funds

Nigeria	Sovereign Government Obligations	$1,250,000	Central Bank of Nigeria ‘WW’, 6.25% due 11/15/2020††	$501,225	$334,150	$835,375

			Total Fixed-Income Investments in Nigeria	501,225	334,150	835,375

	Industries	Shares Held	Warrants

Nigeria	Sovereign Government Obligations	1,250	Nigeria Oil (Warrants)(a)	—	—	—
			Total Warrants in Nigeria	—	—	—

			Total Investments in African Securities	501,225	334,150	835,375

EUROPE	Industries	Face Amount	Fixed-Income Investments

Bulgaria	Sovereign Government Obligations	$1,095,000	Republic of Bulgaria, 8.25% due 1/15/2015(c)	568,145	521,380	1,089,525
		700,000	Republic of Bulgaria ‘A’, Front-Loaded Interest Rate Reduction Bonds, 2.813% due 7/28/2012(b)††	409,500	227,500	637,000

			Total Fixed-Income Investments in Bulgaria	977,645	748,880	1,726,525

Luxembourg	Wireless	4,000,000	Millicom International Cellular, 13.50% due 6/01/2006	1,400,000	—	1,400,000

			Total Fixed-Income Investments in Luxembourg	1,400,000	—	1,400,000

Netherlands	Cable—International	2,500,000	†United Pan-Europe Communications, 11.25% due 11/01/2009	325,000	—	325,000

			Total Fixed-Income Investments in Netherlands	325,000	—	325,000

Russia	Energy-Exploration & Production	1,350,000	AO Siberian Oil Company, 11.50% due 2/13/2007	588,000	735,000	1,323,000

	Sovereign Government Obligations		Russian Federation Bonds (Regulation S):
		6,000,000	10% due 6/26/2007	4,088,250	2,121,750	6,210,000
		1,350,000	11% due 7/24/2018	—	1,437,750	1,437,750
		13,100,000	5%* due 3/31/2030	5,490,500	3,614,000	9,104,500

				9,578,750	7,173,500	16,752,250

	Telecommunications	1,000,000	Globe Telecom, 9.75% due 4/15/2012(c)	505,000	505,000	1,010,000

			Total Fixed-Income Investments in Russia	10,671,750	8,413,500	19,085,250

Turkey	Sovereign Government Agency Obligations	1,000,000	Export Credit Bank of Turkey, 11.50% due 2/25/2005	940,000	—	940,000

	Sovereign Government Obligations		Republic of Turkey:
		1,900,000	11.75% due 6/15/2010	903,750	813,375	1,717,125
		3,900,000	11.875% due 1/15/2030	1,878,250	1,451,375	3,329,625

				2,782,000	2,264,750	5,046,750

			Total Fixed-Income Investments in Turkey	3,722,000	2,264,750	5,986,750

Ukraine	Sovereign Government Obligations	1,668,750	Ukraine Government, 11% due 3/15/2007	913,233	763,860	1,677,093

			Total Fixed-Income Investments in the Ukraine	913,233	763,860	1,677,093

United Kingdom	Telecommunications	2,500,000	†Energis PLC, 9.75% due 6/15/2009	200,000	—	200,000

			Total Fixed-Income Investments in the United Kingdom	200,000	—	200,000

			Total Investments in Europe	18,209,628	12,190,990	30,400,618

LATIN AMERICA

Brazil	Broadcasting	2,300,000	Globo Comunicacoes e Participacoes, Ltd., 10.50% due 12/20/2006(c)	540,000	288,000	828,000

	Sovereign Government Obligations		Republic of Brazil:			—
		1,700,000	11.625% due 4/15/2004	841,700	664,500	1,506,200
		375,000	9.625% due 7/15/2005	—	272,813	272,813
		2,425,000	11.25% due 7/26/2007	952,000	697,000	1,649,000

				Value
LATIN AMERICA	Industries	Face Amount	Fixed-Income Investments	World Income	Emerging Markets	Pro Forma for Combined Funds

		$4,900,000	14.50% due 10/15/2009	1,575,000	2,100,000	3,675,000
		1,000,000	12% due 4/15/2010	660,000	—	660,000
		850,000	3.125% due 4/15/2012	265,000	185,500	450,500
		1,800,000	10.125% due 5/15/2027	559,125	399,375	958,500
		1,565,000	11% due 8/17/2040	607,600	268,800	876,400
		1,024,000	(Bearer), 3.188% due 4/15/2006	814,080	—	814,080
		2,124,183	‘C’, 8% due 4/15/2014(b)††	855,060	485,830	1,340,890
		1,900,000	Par Z, 6% due 4/15/2024(b)††	1,106,750	—	1,106,750

				8,236,315	5,073,818	13,310,133

	Utility	1,000,000	CIA Saneamento Basico, 10% due 7/28/2005	350,000	350,000	700,000
		1,175,000	Eletrobras, 12% due 6/09/2005	—	846,000	846,000
		1,000,000	Espirito Santo-Escelsa, 10% due 7/15/2007	660,000	—	660,000

				1,010,000	1,196,000	2,206,000

			Total Fixed-Income Investments in Brazil	9,786,315	6,557,818	16,344,133

Colombia	Sovereign Government Obligations	1,550,000	Republic of Colombia, 8.625% due 4/01/2008	748,000	701,250	1,449,250

			Total Fixed-Income Investments in Colombia	748,000	701,250	1,449,250

Ecuador	Sovereign Government Obligations		Republic of Ecuador, 2,800,000 5%* due 8/15/2030(c)	782,750	601,875	1,384,625

			Total Fixed-Income Investments in Ecuador	782,750	601,875	1,384,625

Mexico	Banking	900,000	Bancomext Trust Division, 11.25% due 5/30/2006	—	1,031,907	1,031,907

	Broadcasting	1,500,000	TV Azteca SA de CV, Series B, 10.50% due 2/15/2007	727,500	727,500	1,455,000

	Consumer—Products	2,700,000	Grupo Elektra SA de CV, 12% due 4/01/2008	1,377,500	1,187,500	2,565,000

	Energy-Other		Petroleos Mexicanos:
		270,000	8.85% due 9/15/2007	287,550	—	287,550
		1,600,000	9.25% due 3/30/2018	1,634,000	—	1,634,000
		1,250,000	9.50% due 9/15/2027	—	1,290,625	1,290,625

				1,921,550	1,290,625	3,212,175

	Sovereign Government Obligations		United Mexican States:
		1,400,000	10.375% due 2/17/2009	1,600,900	—	1,600,900
		4,028,000	8.125% due 12/30/2019††	3,241,472	681,800	3,923,272
		1,200,000	‘W-A’, 6.25% due 12/31/2019††	932,626	186,525	1,119,151
		2,370,000	‘W-B’, 6.25% due 12/31/2019††	1,697,381	512,945	2,210,326

				7,472,379	1,381,270	8,853,649

	Telecommunications	500,000	Telefonos de Mexico SA, 8.25% due 1/26/2006	510,000	—	510,000

	Transportation	2,950,000	TFM, SA de CV, 11.75% due 6/15/2009	1,645,000	1,222,000	2,867,000

			Total Fixed-Income Investments in Mexico	13,653,929	6,840,802	20,494,731

Panama	Sovereign Government Obligations		Panama, Front-Loaded Interest Rate Reduction Bonds(b):
		990,741	4% due 7/17/2014††	817,361	—	817,361
		615,741	4.75% due 7/17/2014(b)	—	507,986	507,986
		755,000	Republic of Panama, 8.875% due 9/30/2027	242,000	422,400	664,400

			Total Fixed-Income Investments in Panama	1,059,361	930,386	1,989,747

Peru	Sovereign Government Obligations	570,000	Republic of Peru, Front-Loaded Interest Rate Reduction Bonds, 4% due 3/07/2017(b)††	376,200	—	376,200
		544,500	Republic of Peru, Past Due Interest, 4.50% due 3/07/2017(b)††	—	394,763	394,763

			Total Fixed-Income Investments in Peru	376,200	394,763	770,963

Venezuela	Sovereign Government Obligations		Republic of Venezuela:
		2,369,000	DCB, 2.875% due 12/18/2007(b)††	877,649	868,875	1,746,524
		1,885,000	‘W-A’, 9.25% due 9/15/2027	752,000	454,400	1,206,400

			Total Fixed-Income Investments in Venezuela	1,629,649	1,323,275	2,952,924

		Shares Held	Rights & Common Stock

Mexico	Sovereign Government Obligations	6,371,000	United Mexican States (Value Recovery Rights) ‘A’(d)	12,865	3,700	16,565
		3,570,000	United Mexican States (Value Recovery Rights) ‘B’(d)	9,870	2,625	12,495
		3,570,000	United Mexican States (Value Recovery Rights) ‘C’(d)	9,870	2,625	12,495
		3,570,000	United Mexican States (Value Recovery Rights) ‘D’(d)	9,870	2,625	12,495

			Total Rights in Mexico	42,475	11,575	54,050

				Value
LATIN AMERICA	Industries	Shares Held	Rights & Common Stock	World Income	Emerging Markets	Pro Forma for Combined Funds

Venezuela	Foreign Common Stock	3,000	Venezuela Oil Obligations	—	—	—

			Total Common Stocks in Venezuela	—	—	—

			Total Investments in Latin America	28,078,679	17,361,744	45,440,423

MIDDLE EAST		Face Amount	Fixed-Income Investments			—

Qatar	Sovereign Government Obligations	$700,000	State of Qatar, 9.75% due 6/15/2030	457,500	396,500	854,000

			Total Fixed-Income Investments in Qatar	457,500	396,500	854,000

			Total Investments in Middle East	457,500	396,500	854,000

NORTH AMERICA						—

Canada	Paper	2,000,000	†Doman Industries Limited, 8.75% due 3/15/2004	400,000	—	400,000

	Utility	1,000,000	Calpine Canada Energy Finance, 8.50% due 5/01/2008	685,000	—	685,000

	Wireless	3,000,000	Microcell Telecommunications, 0/11.125%** due 10/15/2007	147,938	—	147,938

			Total Fixed-Income Investments in Canada	1,232,938	—	1,232,938

United States	Airlines	1,000,000	American Airlines, 7.80% due 10/01/2006	1,026,924	—	1,026,924
		2,100,000	USAir Inc., 10.375% due 3/01/2013	1,361,304	—	1,361,304

				2,388,228	—	2,388,228

	Automotive	2,000,000	Dana Corporation, 9% due 8/15/2011	1,970,000	—	1,970,000
		2,495,754	†Federal-Mogul Corporation, 7.375% due 1/15/2006	533,468	—	533,468

				2,503,468	—	2,503,468

	Broadcasting	1,934,000	Emmis Communications Corporation, 0/12.50%** due 3/15/2006	1,392,480	—	1,392,480

	Cable—International	5,000,000	†NTL Communications Corporation, 7% due 12/15/2008	1,250,000	—	1,250,000
		3,000,000	†NTL (Delaware) Incorporated, 5.75% due 12/15/2009	435,000	—	435,000

				1,685,000	—	1,685,000

	Cable—US	3,000,000	Century Communications Corporation, 9.50% due 3/01/2005	900,000	—	900,000

	Chemicals	2,500,000	ISP Chemco., 10.25% due 7/01/2011	2,550,000	—	2,550,000

	Consumer—Products	2,000,000	American Greetings, 11.75% due 7/15/2008	2,190,000	—	2,190,000
		2,500,000	Briggs & Stratton Corporation, 8.875% due 3/15/2011	2,625,000	—	2,625,000
		4,000,000	†Corning Consumer Products, 9.625% due 5/01/2008	195,000	—	195,000

				5,010,000	—	5,010,000

	Energy-Other	650,000	Tesoro Petroleum Corporation, 9.625% due 11/01/2008	601,250	—	601,250

	Food & Drug	2,242,000	Pueblo Xtra International Inc., 9.50% due 8/01/2003	1,210,680	—	1,210,680

	Food & Tobacco	1,000,000	Smithfield Foods Inc., 8% due 10/15/2009	1,015,000	—	1,015,000
		2,400,000	Tricon Global Restaurants, Inc., 8.875% due 4/15/2011	2,544,000	—	2,544,000

				3,559,000	—	3,559,000

	Gaming	6,027,000	GB Property Funding Corp., 11% due 9/29/2005	5,062,680	—	5,062,680
		2,500,000	Harrah’s Operating Company Inc., 7.50% due 1/15/2009	2,638,777	—	2,638,777
		498,734	Jazz Casino Company LLC, 4.605% due 3/31/2008(b)	389,013	—	389,013

				8,090,470	—	8,090,470

	Healthcare	2,500,000	Kinetic Concepts, Inc., 9.625% due 11/01/2007	2,487,500	—	2,487,500
		2,000,000	Magellan Health Services, 9% due 2/15/2008	720,000	—	720,000

				3,207,500	—	3,207,500

	Leisure	1,500,000	HMH Properties, Inc., 7.875% due 8/01/2008	1,428,750	—	1,428,750

	Manufacturing	1,000,000	Tyco International Group SA, 6.375% due 10/15/2011	765,510	—	765,510

	Media—Diversified	3,000,000	Primedia, Inc., 7.625% due 4/01/2008	2,160,000	—	2,160,000

	Metal—Other	3,000,000	†Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003	540,000	—	540,000

	Packaging	3,000,000	Owens-Illinois Inc., 7.15% due 5/15/2005	2,790,000	—	2,790,000

	Services	1,825,000	Protection One Alarm Monitoring, 8.125% due 1/15/2009	1,387,000	—	1,387,000
		875,000	Williams Companies Inc., 7.125% due 9/01/2011	708,575	—	708,575

				2,095,575	—	2,095,575

				Value
NORTH AMERICA	Industries	Face Amount	Fixed-Income Investments	World Income	Emerging Markets	Pro Forma for Combined Funds

	Telecommunications	$5,000,000	†Impsat Fiber Networks, 13.75% due 2/15/2005(c)	100,000	—	100,000
		775,000	Qwest Capital Funding, 5.875% due 8/03/2004	503,750	—	503,750

				603,750	—	603,750

	Utility	2,500,000	AES Corporation, 8.75% due 6/15/2008	1,600,000	—	1,600,000
		3,000,000	Mission Energy Holdings, 13.50% due 7/15/2008	3,015,000	—	3,015,000

				4,615,000	—	4,615,000

	Wireless	2,000,000	American Tower Corporation, 9.375% due 2/01/2009	1,100,000	—	1,100,000
		2,000,000	Nextel Communications, Inc., 9.375% due 11/15/2009	1,015,000	—	1,015,000
		7,275,000	†Nextel International Inc., 12.75% due 8/01/2010	109,125	—	109,125
		500,000	Total Access Communication, 8.375% due 11/04/2006	481,250	—	481,250

				2,705,375	—	2,705,375

			Total Fixed-Income Investments in United States	50,802,036	—	50,802,036

		Shares Held	Common Stocks & Warrants

United States	Food & Tobacco	100,500	†Overhill Corporation	70,350	—	70,350
	Gaming	294,521	†GB Holdings Inc.	786,371	—	786,371
		10,255	†JCC Holding Company	76,913	—	76,913

				933,634	—	933,634

	Leisure	78,128	†On Command Corporation	131,255	—	131,255
		43,675	On Command Corporation (Warrants)(a)	2,184	—	2,184

				133,439	—	133,439

			Total Common Stocks & Warrants in the United States	1,067,073	—	1,067,073

			Total Investments in North America	53,102,047	—	53,102,047

PACIFIC BASIN/ASIA		Face Amount	Fixed-Income Investments

China	Utility	$500,000	AES China Generating Company, 10.125% due 12/15/2006	470,000	—	470,000
		349,000	Cathay International Ltd., 13.50% due 4/15/2008(c)	289,670	—	289,670

			Total Fixed-Income Investments in China	759,670	—	759,670

Indonesia	Paper	1,000,000	†Indah Kiat International Finance, 12.50% due 6/15/2006	320,000	—	320,000

			Total Fixed-Income Investments in Indonesia	320,000	—	320,000

Philippines	Sovereign Government Obligations	950,000	Republic of the Philippines, 10.625% due 3/16/2025	620,100	361,725	981,825

	Telecommunications	985,000	Philippine Long Distance Telephone, 9.25% due 6/30/2006	637,973	314,153	952,126

			Total Fixed-Income Investments in Philippines	1,258,073	675,878	1,933,951

South Korea	Sovereign Government Agency Obligations	200,000	Korea Development Bank, 6.75% due 12/01/2005	213,243	—	213,243

			Total Fixed-Income Investments in South Korea	213,243	—	213,243

			Total Investments in Pacific Basin/Asia	2,550,986	675,878	3,226,864

SHORT- TERM SECURITIES		Face Amount

	Commercial Paper***	$5,201,000	General Motors Acceptance Corp., 2.10% due 7/01/2002	4,238,000	963,000	5,201,000

			Total Investments in Commercial Paper	4,238,000	963,000	5,201,000

	Sovereign Government Obligations***	11,320,080	Mexican Cetes, 8.40%* due 2/20/2003	1,070,938	—	1,070,938

			Total Investments in Sovereign Government Obligations	1,070,938	—	1,070,938

				Value
SHORT- TERM SECURITIES	Industries	Face Amount		World Income	Emerging Markets	Pro Forma for Combined Funds

	U.S. Government Agency Obligations***	$1,400,000	Federal Home Loan Bank, 1.75% due 7/10/2002	1,399,388	—	1,399,388

			Total Investments in U.S. Government Agency Obligations	1,399,388	—	1,399,388

			Total Investments in Short-Term Securities	6,708,326	963,000	7,671,326

			Total Investments (Cost $178,298,297)	109,608,391	31,922,262	141,530,653
			Other Assets Less Liabilities	2,858,911	858,248	1,964,886	†††

			Net Assets	$112,467,302	$32,780,510	$143,495,539

†	Non-income producing security.
††
Brady Bonds are securities that have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

†††	Amounts reflect Pro Forma adjustment to the Statement of Assets and Liabilities.
*	Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
**	Represents a step bond. The interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.
***	Commercial Paper and certain Foreign and U.S. Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
(a)
Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(b)	Floating rate note.
(c)	The security may be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
(d)	The rights may be exercised until 12/31/2019.

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
FOR MERRILL LYNCH WORLD INCOME FUND, INC. AND
MERRILL LYNCH EMERGING MARKETS DEBT FUND, INC.

As of June 30, 2002 (unaudited)

The following unaudited pro forma Combined Statement of Assets and Liabilities has been derived from the Statements of Assets and Liabilities of Merrill Lynch World Income Fund, Inc. and Merrill Lynch Emerging Markets Debt Fund, Inc. at June 30, 2002 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at June 30, 2002. The pro forma Combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at June 30, 2002. The pro forma Combined Statement of Assets and Liabilities should be read in conjunction with the financial statements and related notes from the audited financial statements of Merrill Lynch World Income Fund, Inc. included in its Annual Report to Stockholders for the fiscal year ended December 31, 2001 and the financial statements and related notes from the unaudited financial statements of Merrill Lynch World Income Fund, Inc. included in its Semi-Annual Report to Stockholders for the six-month period ended June 30, 2002, which are incorporated herein by reference, and the financial statements and related notes from the audited financial statements of Merrill Lynch Emerging Markets Debt Fund, Inc. included in its December 31, 2001 Annual Report and the financial statements and related notes from the unaudited financial statements of Merrill Lynch Emerging Markets Debt Fund, Inc. included in its June 30, 2002 Semi-Annual Report, which are incorporated herein by reference.

	World Income Fund	Emerging Markets Debt Fund	Adjustment(1)	Pro Forma for Combined Fund
Assets:
Investments, at value*	$109,608,391	$31,922,262		$141,530,653
Cash	443	—		443
Receivables:
Interest	2,823,041	820,195		3,643,236
Securities sold	477,528	—		477,528
Principal paydowns	135,640	—		135,640
Capital shares sold	—	280,460		280,460
Prepaid registration fees and other assets	108,501	48,193		156,694

Total assets	113,153,544	33,071,110		146,224,654

Liabilities:
Payables:
Capital shares redeemed	318,727	94,621		413,348
Dividends to shareholders	115,638	75,595	$1,511,773	1,703,006
Investment adviser	54,417	15,475		69,892
Distributor	45,409	9,070		54,479
Accrued expenses and other liabilities	152,051	95,839	240,500	488,390

Total liabilities	686,242	290,600	1,752,273	2,729,115

Net Assets:
Net Assets	$112,467,302	$32,780,510	$(1,752,273)	$143,495,539

	World Income Fund	Emerging Markets Debt Fund	Adjustment(1)	Pro Forma for Combined Fund
Net Assets Consist of:
Class A Common Stock, $.10 par value, 1,000,000,000 shares authorized	$534,524	$253,160	$58,632	$846,316
Class B Common Stock, $.10 par value, 1,000,000,000 shares authorized	1,358,323	205,741	47,197	1,611,261
Class C Common Stock, $.10 par value, 1,000,000,000 shares authorized	37,651	39,760	9,152	86,563
Class D Common Stock, $.10 par value, 1,000,000,000 shares authorized	$356,579	$48,908	$11,173	$416,660
Paid-in capital in excess of par	371,402,283	94,189,117	(366,654)	465,224,746
Undistributed (accumulated) investment income (loss)—net	1,511,773	(147,506)	(1,511,773)	(147,506)
Accumulated realized capital losses on investments and foreign currency transactions—net	(226,692,805)	(61,082,052)		(287,774,857)
Unrealized depreciation on investments and foreign currency transactions—net	(36,041,026)	(726,618)		(36,767,644)

Net assets	$112,467,302	$32,780,510	$(1,752,273)	$143,495,539

Net Asset Value:
Class A:
Net assets	$26,296,903	$15,175,807	(438,653)	$41,034,057

Shares outstanding	5,345,244	2,531,598	586,318	8,463,160
Net Asset Value	$4.92	$5.99		$4.85

Class B:
Net assets	$66,782,781	$12,303,533	(1,012,902)	$78,073,412

Shares outstanding	13,583,232	2,057,414	471,961	16,112,607
Net Asset Value	$4.92	$5.98		$4.85

Class C:
Net assets	$1,849,972	$2,377,705	(35,907)	$4,191,770

Shares outstanding	376,511	397,604	91,517	865,632
Net Asset Value	$4.91	$5.98		$4.84

Class D:
Net assets	$17,537,646	$2,923,465	(264,811)	$20,196,300

Shares outstanding	3,565,794	489,081	111,724	4,166,599
Net Asset Value	$4.92	$5.98		$4.85

*identified cost	$145,649,417	$32,648,880		$178,298,297

(1)
Reflects the charge for estimated Reorganizational expenses of $240,500 of which $114,200 is attributable to Merrill Lynch World Income Fund, Inc. (“World Income”) and $126,300 is attributable to Merrill Lynch Emerging Markets Debt Fund, Inc. and assumes the distribution of undistributed net investment income of $1,511,773 attributable to World Income.

See Notes to Financial Statements.

PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR
MERRILL LYNCH WORLD INCOME, INC. AND
MERRILL LYNCH EMERGING MARKETS DEBT FUND, INC.

For the Twelve Months Ended June 30, 2002 (unaudited)

The following unaudited pro forma Combined Statement of Operations has been derived from the Statements of Operations of Merrill Lynch World Income Fund, Inc. and Merrill Lynch Emerging Markets Debt Fund, Inc. for the period July 1, 2001 to June 30, 2002, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at July 1, 2001. The pro forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the financial operations that actually would have resulted if the Reorganization had been consummated on July 1, 2001 nor which may result from future operations. The pro forma Combined Statement of Operations should be read in conjunction with the financial statements and related notes from the audited financial statements of Merrill Lynch World Income Fund, Inc. included in its Annual Report to Stockholders for the fiscal year ended December 31, 2001 and the financial statements and related notes from the unaudited financial statements of Merrill Lynch World Income Fund, Inc. included in its Semi-Annual Report to Stockholders for the six-month period ended June 30, 2002, which are incorporated herein by reference, and the financial statements and related notes from the audited financial statements of Merrill Lynch Emerging Markets Debt Fund, Inc. included in its December 31, 2001 Annual Report and the financial statements and related notes from the unaudited financial statements of Merrill Lynch Emerging Markets Debt Fund, Inc. included in its June 30, 2002 Semi-Annual Report, which are incorporated herein by reference.

	World Income Fund	Emerging Markets Debt Fund	Adjustment(1)	Pro Forma for Combined Fund(2)
Investment Income:
Interest and discount earned	$13,696,410	$3,913,281		$17,609,691
Dividends	62,071	14,854		76,925
Other	—	39,000		39,000

Total income	13,758,481	3,967,135		17,725,616

Expenses:
Investment advisory fees	832,397	216,282		1,048,679
Account maintenance and distribution fees—Class B	688,776	104,976		793,752
Transfer agent fees—Class B	254,110	28,088		282,198
Professional fees	166,646	94,615	$(94,615)	166,646
Accounting services	114,688	84,414	(73,853)	125,249
Printing and share holder reports	65,962	55,335	(35,297)	86,000
Transfer agent fees—Class A	77,061	27,621		104,682
Registration fees	55,036	47,311	(47,311)	55,036
Custodian fees	39,294	29,671	(22,171)	46,794
Account maintenance fees—Class D	33,308	11,054		44,362
Directors’ fees and expenses	14,922	26,161	(26,161)	14,922
Transfer agent fees—Class D	33,220	7,618		40,838
Reorganization costs	—	30,621	(30,621)	—
Account maintenance and distribution fees—Class C	16,335	10,579		26,914
Pricing fees	8,254	3,148	(2,402)	9,000
Transfer agent fees—Class C	5,504	2,550		8,054
Interest on short sales	—	3,276		3,276
Other	16,827	16,613	(14,440)	19,000

Total expenses	2,422,340	799,933	(346,871)	2,875,402

Investment income—net	11,336,141	3,167,202	346,871	14,850,214

	World Income Fund	Emerging Markets Debt Fund	Adjustment(1)	Pro Forma for Combined Fund(2)
Realized and Unrealized Gain (Loss) on Investments & Foreign Currency Transactions—Net
Realized gain (loss) from:
Investments—net	(14,835,260)	1,257,499		(13,577,761)
Foreign currency transactions—net	(40,373)	—		(40,373)
Change in unrealized appreciation/depreciation on:
Investments—net	(7,134,013)	(2,327,445)		(9,461,458)
Foreign currency transactions—net	59,269	—		59,269

Net Increase (Decrease) in Net Assets Resulting from Operations	$(10,614,236)	$2,097,256	$346,871	$(8,170,109)

(1)
Reflects anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, accounting and other services and excludes expenses of $30,621 incurred in connection with a prior reorganization transaction.

(2)
This Pro Forma Combined Statement of Operations excludes expenses of $30,621 incurred in connection with a prior reorganization transaction and non-recurring aggregate estimated Reorganization expenses of $240,500 of which $114,200 is attributable to Merrill Lynch World Income Fund, Inc. and $126,300 is attributable to Merrill Lynch Emerging Markets Debt Fund, Inc.

See Notes to Financial Statements.

MERRILL LYNCH WORLD INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies:

Merrill Lynch World Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing (sm) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments (and foreign currency transactions) are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a)  Valuation of investments—Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors.

(b)  Repurchase agreements—The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c)  Derivative financial instruments—The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•
Financial futures contracts—The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

MERRILL LYNCH WORLD INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

•
Foreign currency options and futures—The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

•
Forward foreign exchange contracts—The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

•
Options—The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d)  Foreign currency transactions—Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e)  Income taxes—It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f)  Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(g)  Prepaid registration fees—Prepaid registration fees are charged to expense as the related shares are issued.

(h)  Dividends and distributions—Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i)  Short sales—When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as

MERRILL LYNCH WORLD INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the proceeds received.

2.  Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. (“FAMD” or the “Distributor”), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the Fund’s net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Account Maintenance Fee	Distribution Fee
Class B	.25%	.50%
Class C	.25%	.55%
Class D	.25%	—

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period July 1, 2001 to June 30, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund’s Class A and Class D Shares as follows:

World Income	FAMD	MLPF&S
Class A	$650	$8,096
Class D	$238	$2,042

Emerging Markets Debt	FAMD	MLPF&S
Class A	$528	$228
Class D	$29	$239

MERRILL LYNCH WORLD INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the period July 1, 2001 to June 30, 2002, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows:

	World Income	Emerging Markets Debt
Class B	$38,597	$9,040
Class C	$392	$—

In addition, MLPF&S received $3,969 in commissions on the execution of portfolio security transactions for the Fund for the period July 1, 2001 to June 30, 2002.

During the period July 1, 2001 to June 30, 2002, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $925 and $166 for security price quotations to compute the net asset value for World Income and Emerging Markets respectively.

Financial Data Services, Inc. (“FDS”), a wholly-owned subsidiary of ML & Co., is the Fund’s transfer agent.

For the period July 1, 2001 to June 30, 2002, the Fund reimbursed FAM $15,951 and $7,855 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, PSI, FDS, and/or ML & Co.